UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Under Rule 14a-12

XpresSpa Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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XPRESSPA GROUP, INC.
780 Third Avenue, 12th Floor
New York, New York 10017
August 6, 2018
To Our Stockholders:
You are cordially invited to attend the 2018 annual meeting of stockholders of XpresSpa Group, Inc. to be held at 11:00 A.M. EST on Tuesday, September 18, 2018 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., located at 666 Third Avenue, New York, New York, 10017.
Details regarding the meeting, the business to be conducted at the meeting, and information about XpresSpa Group, Inc. that you should consider when you vote your shares are described in this proxy statement.
At the annual meeting, we will ask stockholders to consider the following proposals:
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To elect Edward Jankowski, Bruce T. Bernstein, Donald E. Stout, Salvatore Giardina and Richard K. Abbe to our Board of Directors;

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To ratify the selection of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

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To authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock underlying convertible notes and warrants issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated May 15, 2018, by and among XpresSpa Group, Inc. and the investors named therein, in an amount equal to or in excess of 20% of our common stock outstanding before the issuance of such convertible notes and warrants (including upon the operation of  “full-ratchet” anti-dilution provisions contained in such convertible notes and warrants);

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To approve an amendment to the XpresSpa Group, Inc. Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of common stock, at a ratio of between 5-for-1 and 25-for-1;

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To approve, by an advisory vote, the compensation of our named executive officers, as disclosed in this proxy statement, and

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To approve an adjournment of our annual meeting of stockholders, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposals referred to in clauses (2) through (5).

The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the annual meeting.
Also at the annual meeting, the holders of our Series D Preferred Stock may re-elect Andrew R. Heyer to the Board of Directors. The Board of Directors makes no recommendation with respect to this proposal.
We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of XpresSpa Group, Inc. We look forward to seeing you at the annual meeting.
Sincerely,
Edward Jankowski
Chief Executive Officer

XPRESSPA GROUP, INC.
780 Third Avenue, 12th Floor
New York, New York 10017
August 6, 2018
NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS
TIME: 11:00 a.m., local time
DATE: September 18, 2018
PLACE: Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., located at 666 Third Avenue, New York, New York, 10017
PURPOSES:
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To elect Edward Jankowski, Bruce T. Bernstein, Donald E. Stout, Salvatore Giardina and Richard K. Abbe to our Board of Directors;

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To ratify the selection of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

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To authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock underlying convertible notes and warrants issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated May 15, 2018, by and among XpresSpa Group, Inc. and the investors named therein, in an amount equal to or in excess of 20% of our common stock outstanding before the issuance of such convertible notes and warrants (including upon the operation of  “full-ratchet” anti-dilution provisions contained in such convertible notes and warrants);

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To approve an amendment to the XpresSpa Group, Inc. Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of common stock, at a ratio of between 5-for-1 and 25-for-1;

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To approve, by an advisory vote, the compensation of our named executive officers, as disclosed in this proxy statement, and

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To approve an adjournment of our annual meeting of stockholders, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposals referred to in clauses (2) through (5).

WHO MAY VOTE:
You may vote if you were the record owner of XpresSpa Group, Inc. common stock or Series D Preferred Stock at the close of business on July 23, 2018. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 780 Third Avenue, 12th Floor, New York, New York 10017.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the Internet or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.
BY ORDER OF THE BOARD OF DIRECTORS

Sincerely,
Edward Jankowski
Chief Executive Officer

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PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)
XPRESSPA GROUP, INC.
780 Third Avenue, 12th Floor
New York, New York 10017

PROXY STATEMENT FOR THE XPRESSPA GROUP, INC.
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 18, 2018
This proxy statement, along with the accompanying notice of annual meeting of stockholders, contains information about the annual meeting of stockholders of XpresSpa Group, Inc. including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 11:00 a.m. local time, on Tuesday, September 18, 2018, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, New York, NY 10017.
In this proxy statement, we refer to XpresSpa Group, Inc. as “XpresSpa,” “the Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.
On or about August 9, 2018, we began sending this proxy statement, the attached Notice of Annual Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the annual meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 18, 2018
This proxy statement and our 2017 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials please have your 16-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, as amended, which includes our financial statements for the fiscal year ended December 31, 2017, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.xpresspa.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: XpresSpa Group, Inc., 780 Third Avenue, 12th Floor, New York, New York 10017, Attention: Corporate Secretary. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why is the Company Soliciting My Proxy?
The Board of Directors of XpresSpa Group, Inc. is soliciting your proxy to vote at the annual meeting of stockholders to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., on September 18, 2018, at 11:00 a.m. local time and any adjournments of the meeting, which we refer to as the annual meeting. The proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.
We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 because you owned shares of our common stock on the record date. We intend to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and, if applicable, the proxy materials to stockholders on or about August 9, 2018.
Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?
As permitted by the rules of the U.S. Securities and Exchange Commission, or the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received a Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.
Why is the Company seeking approval for the issuance of shares of common stock in connection with the financing transaction?
On May 15, 2018, we entered into a securities purchase agreement pursuant to which we agreed to sell up to (i) an aggregate principal amount of  $4,438,000 in 5% Secured Convertible Notes due 2019, which includes $88,000 to be issued to Palladium Capital Advisors as Placement Agent (the “Notes”), convertible into shares of our common stock, par value $0.01 per share, at a conversion price of  $0.62 per share, (ii) Class A Warrants to purchase 7,157,259 shares of common stock at an exercise price of  $0.62 per share and (iii) Class B Warrants to purchase 3,578,630 shares of common stock at an exercise price of  $0.62 per share (the “Financing Transaction”). The Notes bear interest at a rate of 5% per annum. The Notes are senior secured obligations of ours and are secured by certain of our personal property. Unless earlier converted or redeemed, the Notes will mature in November 2019.
Nasdaq Listing Rule 5635(d) generally requires us to obtain stockholder approval prior to issuing more than 20% of our outstanding shares of common stock under the Financing Transaction. For more information, see “Proposal 3: Issuance of Shares of Common Stock in Financing Transaction” contained elsewhere in this proxy statement.
Why is the Company seeking approval for the reverse stock split?
On March 16, 2018, we received a notification letter from Nasdaq informing us that for the last 30 consecutive business days, the bid price of our securities had closed below $1.00 per share as required by Nasdaq Listing Rule 5550(a)(2). This notice has no immediate effect on our Nasdaq listing and we had 180 calendar days, or until September 12, 2018, to regain compliance. As of August 27, 2018, we had not regained compliance since the closing bid price of our securities was not at least $1.00 per share for a minimum of ten consecutive business days. To cure the deficiency, we propose to conduct the reverse stock split of our common stock for which we are seeking stockholder approval in Proposal 4 of this proxy statement. On July 25, 2018, the closing price of our common stock as reported on Nasdaq was $0.27 per share.
The Board of Directors has approved the reverse stock split as a means of increasing the share price of our common stock. Our Board of Directors believes that maintaining our listing on The Nasdaq Capital Market may provide a broader market for our common stock and facilitate the use of our common stock in financing and other transactions. We expect the reverse stock split to facilitate the continuation of such listing. We cannot assure you, however, that the reverse stock split will result in an increase in the per share price of our common stock, or if it does, how long the increase would be sustained, if at all. Although the reverse stock split is designed to raise the stock price, there is no guarantee that the share price will rise proportionately to the reverse stock split, so the end result could be a loss of value.
For more information, see “Proposal 4: Reverse Stock Split” contained elsewhere in this proxy statement.
Who Can Vote?
Only stockholders who owned our common stock or Series D Preferred Stock at the close of business on July 23, 2018 are entitled to vote at the annual meeting. On this record date, there were 27,114,662 shares of our common stock outstanding and entitled to vote and 420,541 shares of our Series D Preferred Stock outstanding and entitled to vote, on an as-converted basis, such that holders of our Series D Preferred Stock are entitled to an aggregate of 3,364,328 votes. Our common stock and our Series D Preferred Stock are our only classes of voting stock.
You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
How Many Votes Do I Have?
Each share of our common stock that you own entitles you to one vote. Each share of our Series D Preferred Stock that you own entitles you to the number of votes equal to the number of shares of common stock into which your shares of Series D Preferred Stock could have been converted on the record date. This number is obtained by dividing the stated value of your Series D Preferred Stock ($48.00) by the conversion price in effect on the record date ($6.00).
How Do I Vote?
Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet. You may specify whether your shares should be voted for, against or abstain with respect to each of the proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board of Directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, LLC, or you have stock certificates registered in your name, you may vote:
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By the Internet or by telephone.   Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote by Internet or telephone.

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By mail.   If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board of Directors’ recommendations as noted below.

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In person at the meeting.   If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on September 17, 2018.
If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.
How Does the Board of Directors Recommend That I Vote on the Proposals?
The Board of Directors recommends that you vote as follows:
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“FOR” the election of the nominees for director;

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“FOR” the ratification of the selection of CohnReznick LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018;

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“FOR” the approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the issuance of shares of our common stock underlying convertible notes and warrants issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated May 15, 2018, by and among XpresSpa Group, Inc. and the investors named therein, in an amount equal to or in excess of 20% of our common stock outstanding before the issuance of such convertible notes and warrants (including upon the operation of  “full-ratchet” anti-dilution provisions contained in such convertible notes and warrants);

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“FOR” the amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock, par value $0.01 per share, at a ratio of between 5-for-1 and 25-for-1;

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“FOR” the compensation of our named executive officers, as disclosed in this proxy statement; and

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“FOR” adjournment of our annual meeting of stockholders, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposals referred to above.

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For holders of Series D Preferred Stock, “NO RECOMMENDATION” on whether to vote in favor of or withhold your vote on the re-election of Andrew R. Heyer.

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.
May I Change or Revoke My Proxy?
If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:
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if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

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by re-voting by the Internet or telephone as instructed above;

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by notifying the Corporate Secretary of XpresSpa Group, Inc. in writing before the annual meeting that you have revoked your proxy; or

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by attending the annual meeting in person and voting in person. Attending the annual meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by the Internet or proxy card is the one that will be counted.
What if I Receive More Than One Notice or Proxy Card?
You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.
Will My Shares be Voted if I Do Not Vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares does not have the authority to vote your unvoted shares on Proposals 1, 3 and 5. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.
What Vote is Required to Approve Each Proposal and How are Votes Counted?
Proposal 1: Election of Directors
The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Selection of Independent Registered Public Accounting Firm
The affirmative vote of the holders of a majority of the shares of common stock and Series D Preferred Stock voting on an as-converted basis present and entitled to vote on the matter either in person or by proxy at the annual meeting is required to ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of CohnReznick LLP as our independent registered public accounting firm for 2018, our Audit Committee of our Board of Directors will reconsider its selection.

Proposal 3: Issuance of Shares of Common Stock in Financing Transaction
The affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the annual meeting is required to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance, under the terms of that certain Securities Purchase Agreement dated May 15, 2018, by and among XpresSpa Group, Inc. and the investors thereto, and related documents, of shares of our common stock underlying convertible notes and warrants issued by us (including upon the operation of  “full-ratchet” anti-dilution provisions contained in such convertible notes and warrants). Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: Reverse Stock Split
The affirmative vote of the holders of a majority of the outstanding shares of our common stock and Series D Preferred Stock voting on an as-converted basis entitled to vote on the matter either in person or by proxy at the annual meeting is required to approve the amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have the same effect as a vote against such proposal.

Proposal 5: Approve an Advisory Vote on the Compensation of our Named Executive Officers
The affirmative vote of the holders of a majority of the shares of common stock and Series D Preferred Stock voting on an as-converted basis present and entitled to vote on the matter either in person or by proxy at the annual meeting is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal 6: Approve an Adjournment of the Annual Meeting, if Necessary, to Solicit Additional Proxies if there are not Sufficient Votes in Favor of Proposals 2 through 5.
Approval of the adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 2 through 5 requires the affirmative vote of the holders of a majority of the shares of common stock and Series D Preferred Stock present and entitled to vote either in person or by proxy at the annual meeting. A “broker non-vote” or a failure to submit a proxy or vote at the annual meeting will have no effect on the outcome of the vote for this Proposal 6. For purposes of the vote on this Proposal 6, an abstention will have the same effect as a vote “AGAINST” such proposal.

Preferred Stockholder Proposal: Election of Director by Series D Preferred Stockholders
The nominee for director who receives the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR the nominee or WITHHOLD your vote from the nominee. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Is Voting Confidential?
We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, American Stock Transfer & Trust Company, LLC, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or otherwise provide.
Where Can I Find the Voting Results of the Annual Meeting?
The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results, if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
What Are the Costs of Soliciting these Proxies?
We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.
We have engaged The Proxy Advisory Group, LLC®, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $15,000 in the aggregate.
What Constitutes a Quorum for the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock and Series D Preferred Stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.
Attending the Annual Meeting
The annual meeting will be held at 11:00 a.m. on Tuesday, September 18, 2018, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. When you arrive at Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., signs will direct you to the appropriate meeting rooms. You need not attend the annual meeting in order to vote.
Householding of Annual Disclosure Documents
SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family.

This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact XpresSpa Group’s Corporate Secretary at XpresSpa Group, Inc., 780 Third Avenue, 12th Floor, New York, New York, 10017.
If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of our proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another of our stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:
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If your shares are registered in your own name, please contact American Stock Transfer & Trust Company, LLC. and inform them of your request by calling them at 718-921-8200.

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If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications
Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.
You can choose this option and save the Company the cost of producing and mailing these documents by:
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following the instructions provided on your proxy card;

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following the instructions provided when you vote over the Internet; or

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going to www.proxyvote.com and following the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock, Series D Preferred Stock and common stock underlying our convertible notes as of July 10, 2018 for (a) each stockholder known by us to own beneficially more than 5% of our common stock, Series D Preferred Stock or common stock underlying our convertible notes (b) each of our named executive officers, (c) each of our directors and director nominees, and (d) all of our current directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock, Series D Preferred Stock and common stock underlying our convertible notes that may be acquired by an individual or group within 60 days of July 10, 2018 pursuant to the exercise of options or warrants, the vesting of restricted stock units, or the conversion of notes into shares of common stock to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock, Series D Preferred Stock, and/or common stock underlying our convertible notes shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on (i) 27,114,662 shares of common stock, (ii) 420,541 shares of Series D Preferred Stock convertible into 3,364,328 shares of common stock, and (iii) 7,157,259 shares of common stock underlying our convertible notes outstanding on July 10, 2018.
Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percent of Shares of Common Stock Beneficially Owned	Number of Shares of Common Stock Underlying Series D Preferred Beneficially Owned	Percent of Shares of Common Stock Underlying Series D Preferred Beneficially Owned
Five percent or more beneficial owners:
Mistral Spa Holdings, LLC(2) 650 Fifth Avenue, Floor 31 New York, NY 10019	3,926,806	13.7%	2,414,992	8.2%
Alpha Capital Anstalt(3)	3,629,032	11.8%	—	—
AWM Investment Company, Inc.(4) 527 Madison Avenue, Suite 2600 New York, NY 10022	2,643,745	9.8%	—	—
Directors and named executive officers:
Edward Jankowski(5)	283,962	1.0%	—	—
Andrew Perlman(6)	1,426,912	5.1%	—	—
Anastasia Nyrkovskaya(7)	508,062	1.8%	—	—
Janine Canale(8)	—	—	—	—
Bruce T. Bernstein(9)	834,058	3.0%	393,416	1.4%
John Engelman(10)	189,908	*	—	—
Donald E. Stout(11)	264,632	1.0%	—	—
Salvatore Giardina(12)	145,000	*	—	—
Richard K. Abbe(13)	723,292	2.6%	—	—
Andrew R. Heyer(2)(14)	4,116,806	14.3%	2,414,992	8.2%
All current directors and officers as a group (10 individuals)(15):	8,492,632	26.9%	2,808,408	9.4%

*
Less than 1%

(1)
Unless otherwise indicated, the business address of the individuals is c/o XpresSpa Group, Inc., 780 Third Avenue, 12th Floor, New York, NY 10017.

(2)
The number of shares of common stock beneficially owned includes 2,338,690 shares of common stock and warrants to purchase 1,588,116 shares of common stock at the exercise price of  $3.00 per share.

The number of shares of common stock underlying Series D Preferred beneficially includes 301,874 shares of Series D Preferred stock convertible into 2,414,992 shares of common stock.
Mistral Spa Holdings, LLC (“MSH”), a Delaware limited liability company, is an investment entity indirectly controlled by Mr. Heyer through Mistral Equity Partners, LP (“MEP”), Mistral Equity Partners QP, LP (“MEP QP”) and MEP Co-Invest, LLC (“MEP Co-Invest”). Mistral Equity GP, LLC (“MEP GP” and, together with MEP, MEP QP, and MEP Co-Invest, the “Mistral Fund Entities”) is the general partner of MEP and MEP QP. By reason of the provisions of Rule 16a-1 of the Exchange Act, the Mistral Fund Entities may be deemed to be beneficial owners of certain of the securities that are deemed to be beneficially owned by MSH, and Mr. Heyer may be deemed to be the beneficial owner of any securities that may be deemed to be beneficially owned by MSH and/or the Mistral Fund Entities. Mr. Heyer may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 of the Exchange Act) in an indeterminate portion of the securities reported as beneficially owned by MSH, and MEP GP may be deemed to have an indirect pecuniary interest in an indeterminate portion of the securities reported as beneficially owned by MEP and MEP QP. Mr. Heyer’s business address is c/o Mistral Capital Management, LLC, 650 Fifth Avenue, 31st Floor, New York, NY 10019.
(3)
Based solely upon the securities purchase agreement we entered into on May 15, 2018, Alpha Capital Anstalt has been deemed to have beneficial ownership of 3,629,032 shares of our common stock issuable upon conversion of our convertible notes. Not included are warrants to purchase 5,443,548 shares of our common stock, as the warrants are not exercisable until November 17, 2018. The address of Alpha Capital Anstalt is Lettstrasse 32, P.O. Box 1212, 9490 Vaduz, Liechtenstein.

(4)
AWM Investment Company, Inc., a Delaware corporation (“AWM”), is the investment adviser to Special Situations Cayman Fund, L.P. (“CAYMAN”), Special Situations Fund III QP, L.P. (“SSFQP”) and Special Situations Private Equity Fund, L.P. (“SSPE” and together with CAYMAN and SSFQP, the “Funds”). As the investment adviser to the Funds, AWM holds sole voting and investment power over 462,561 shares of common stock held by CAYMAN, 1,387,683 shares of common stock held by SSFQP and 793,501 shares of common stock held by SSPE.

Austin W. Marxe, David M. Greenhouse and Adam C. Stettner are the controlling principals of AWM. The reporting person disclaims beneficial ownership of the shares, except to the extent of its pecuniary interest therein.
(5)
The number of shares of common stock beneficially owned includes options to purchase 125,000 shares of our common stock exercisable within 60 days of July 10, 2018. Not included are options to purchase 125,000 shares of our common stock that are not exercisable within 60 days of July 10, 2018.

(6)
The number of shares of common stock beneficially owned includes options to purchase 848,333 shares of our common stock exercisable within 60 days of July 10, 2018.

(7)
The number of shares of common stock beneficially owned includes options to purchase 447,500 shares of our common stock exercisable within 60 days of July 10, 2018. Not included are options to purchase 212,500 shares of our common stock that are not exercisable within 60 days of July 10, 2018.

(8)
Not included are 50,000 restricted stock units that vest on May 15, 2019.

(9)
The number of shares of common stock beneficially owned includes options to purchase 145,000 shares of our common stock exercisable within 60 days of July 10, 2018 and warrants to purchase 258,712 shares of common stock at the exercise price of  $3.00 per share. Not included are warrants to purchase 250,000 shares of our common stock, as the warrants are not exercisable until November 17, 2018.

The number of shares of common stock underlying Series D Preferred beneficially includes 49,177 shares of Series D Preferred stock convertible into 393,416 shares of common stock.
(10)
The number of shares of common stock beneficially owned includes options to purchase 167,500 shares of our common stock exercisable within 60 days of July 10, 2018.

(11)
The number of shares of common stock beneficially owned includes options to purchase 172,500 shares of our common stock exercisable within 60 days of July 10, 2018.

(12)
The number of shares of common stock beneficially owned includes options to purchase 145,000 shares of our common stock exercisable within 60 days of July 10, 2018.

(13)
The number of shares of common stock beneficially owned includes options to purchase 125,000 shares of our common stock exercisable within 60 days of July 10, 2018 and warrants to purchase 311,750 shares of common stock at the exercise price of  $3.00 per share.

Warrants to purchase 225,750 shares of common stock are held by Iroquois Master Fund Ltd. (the “Fund”) and warrants to purchase 86,000 shares are held by Iroquois Capital Investment Group (“ICIG”). Mr. Abbe is president of Iroquois Capital Management L.L.C, and managing member of ICIG, who has the authority and responsibility for the investments made on behalf of the Fund and ICIG, and, as such, may be deemed to be the beneficial owner of all shares of common stock held by the Fund and ICIG. Mr. Abbe disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership of all of the reported shares for purposes of Section 16 or for any other purpose.
(14)
The number of shares of common stock beneficially owned includes options to purchase 75,000 shares of our common stock exercisable within 60 days of July 10, 2018 and warrants to purchase 1,588,116 shares of common stock at the exercise price of  $3.00 per share.

The number of shares of common stock underlying Series D Preferred beneficially includes 301,874 shares of Series D Preferred stock convertible into 2,414,992 shares of common stock.
(15)
See footnotes (5) through (14).

MANAGEMENT AND CORPORATE GOVERNANCE
Our Board of Directors currently consists of seven (7) members. Prior to each annual meeting of stockholders, the Board of Directors considers the recommendations of the Nominating and Corporate Governance Committee and votes to nominate individuals for election or re-election for a term of one year or until their successors are duly elected and qualify or until their earlier death, resignation, or removal. Election takes place at our annual meeting of stockholders.
Set forth below are the names of our directors and director nominees and executive officers, their ages (as of the filing date of this proxy statement), their position(s) with us, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Our executive officers are appointed by, and serve at the discretion of, our Board of Directors. There are no family relationships among any of the directors or executive officers. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion that each person listed below should serve as a director is set forth below:
Name	Age	Position(s) with the Company
Edward Jankowski	64	Chief Executive Officer and Director
Janine Canale	33	Principal Financial and Accounting Officer
Bruce T. Bernstein*(1)(2)(3)	54	Chairman of the Board of Directors
John Engelman*(4)	62	Director
Donald E. Stout*(1)(2)(3)	71	Director
Salvatore Giardina*(2)	56	Director
Richard K. Abbe*	47	Director
Andrew R. Heyer*	60	Director

*
Independent director under the rules of The Nasdaq Stock Market

(1)
Current member of Compensation Committee

(2)
Current member of Audit Committee

(3)
Current member of Nominating and Corporate Governance Committee

(4)
Current member of the Board of Directors who is not a candidate for re-election at the 2018 annual meeting.

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, our Board of Directors has determined that the following members of our Board of Directors are “independent directors” as defined by The Nasdaq Stock Market: Bruce T. Bernstein, Donald E. Stout, Salvatore Giardina, Richard K. Abbe and Andrew R. Heyer.
Edward Jankowski has served as our Chief Executive Officer and as a member of our Board of Directors since April 19, 2018. From December 2016 to April 2018, Mr. Jankowski served as our Senior Vice President and from June 2016 to April 2018, Mr. Jankowski served as the Chief Executive Officer of our XpresSpa Holdings, LLC (“XpresSpa”) subsidiary. From 2012 to 2016, Mr. Jankowski was the Vice President and General Manager of Luxury Retail at Luxottica, where he oversaw the Ilori and Optical Shop of Aspen and Persol retail stores. From 2007 to 2012, Mr. Jankowski was Senior Vice President and General Manager for Godiva Chocolatier, responsible for the $400 million North America multi-channel business, consisting of 240 retail stores, plus wholesale, direct, and interactive business. From 2001 to 2007, Mr. Jankowski was the Chief Operating Officer of Safilo Group’s Solstice sunglasses stores, where he opened 120 stores, oversaw store operations, merchandising, finance, planning/distribution, marketing and communications, loss prevention, real estate, visual and store design/development/construction. From 1999 to 2001, Mr. Jankowski was the President of Airport Shops Division of World Duty Free Americas, a division of B.A.A., where he was a member of the Senior Executive Committee, with responsibility for the

$120 million Airport Division. From 1993 to 1999, Mr. Jankowski served as the Vice President/Director of Stores for Liz Claiborne, where he was a member of the Retail Executive Committee and led execution of business strategies, sales results and store profit. Prior to his position at Liz Claiborne, Mr. Jankowski held leadership positions at Casual Corner, Atherton Industries, Woman’s World, and Ganto’s. Mr. Jankowski began his career in 1975 as an Executive Trainee for R.H. Macy’s. Mr. Jankowski currently serves on the Board of Directors of the Accessories Council, FIT Accessories Advisory and the Elizabeth Carter Beach Association. Mr. Jankowski received his B.Sc. in management and commerce marketing from Rider University.
We believe Mr. Jankowski’s prior experience in the retail industry and with the XpresSpa business qualifies him to serve on our Board of Directors.
Janine Canale joined us in March 2017 as the Controller of XpresSpa and has served as our Principal Accounting Officer since June 19, 2018 and our Principal Financial Officer since July 10, 2018. Prior to joining the Company, Ms. Canale most recently was an auditor at BDO USA, LLP from 2011 to 2017 and began her career at CohnReznick LLP from 2006 to 2011. Ms. Canale holds a B.B.A. in Accounting from Adelphi University and an M.B.A. with a concentration in Finance from Hofstra University. Ms. Canale is a Certified Public Accountant and is a member of the American Institute of Certified Public Accountants.
Bruce T. Bernstein joined our Board of Directors in February 2016 and has served as the Chairman of our Board of Directors since February 2018. Mr. Bernstein has over thirty years of experience in the securities industry, primarily as senior portfolio manager for two alternative finance funds as well as in trading and structuring of arbitrage strategies. Mr. Bernstein has served as President of Rockmore Capital, LLC since 2006, the manager of a direct investment and lending fund with peak assets under management of  $140 million. Previously, he served as Co-President of Omicron Capital, LP, an investment firm based in New York, which he joined in 2001. Omicron Capital focused on direct investing and lending to public small cap companies and had peak assets under management of  $260 million. Prior to joining Omicron Capital, Mr. Bernstein was with Fortis Investments Inc., where he was Senior Vice President in the bank’s Global Securities Arbitrage business unit, specializing in equity structured products and equity arbitrage and then President in charge of the bank’s proprietary investment business in the United States. Prior to Fortis, Mr. Bernstein was Director in the Equity Derivatives Group at Nomura Securities International specializing in cross-border tax arbitrage, domestic equity arbitrage and structured equity swaps. Mr. Bernstein started his career at Kidder Peabody, where he rose to the level of Assistant Treasurer. Mr. Bernstein also serves as a member of the Board of Directors of Neurotrope, Inc. Mr. Bernstein is also a member of the board of Summit Digital Health, a laser based blood glucose monitor distributor, based in New Jersey. Mr. Bernstein holds a B.B.A. from City University of New York (Baruch).
We believe Mr. Bernstein’s extensive experience in the securities industry qualifies him to serve on our Board of Directors.
John Engelman has been our director since December 2010. Mr. Engelman also serves as an independent director of Hemisphere Media Group, Inc., a publicly traded Hispanic media company that owns and operates television stations and cable networks in the United States, Puerto Rico and Latin America. Mr. Engelman is a co-founder of Classic Media, Inc. (“Classic Media”), a global family and children’s entertainment company where he served as co-president from 2001 to 2006 and 2008 to present. Classic Media currently is a wholly owned subsidiary of NBC Universal, a Comcast Company. From 1997 to 2001, Mr. Engelman was an operating partner with Pegasus Capital Advisors and a managing director of Brener International Group, LLC. From 1991 to 1996, Mr. Engelman was President of Broadway Video, Inc., a producer of live television and motion pictures. He began his career as a partner at the Los Angeles law firm of Irell & Manella. Mr. Engelman has a J.D. from Harvard Law School and a B.A. from Harvard College.
Mr. Engelman will not be a candidate for reelection at the 2018 annual meeting.
Donald E. Stout has been our director since July 2012, and was a director of Innovate/Protect from November 2011 through the consummation of the merger with us. In a career spanning over forty years, Mr. Stout has been involved in virtually all facets of intellectual property law. Mr. Stout has been a partner at a law firm Fitch, Even, Tabin & Flannery LLP since 2015 and he had been a senior partner at the law firm of Antonelli, Terry, Stout & Kraus, LLP from 1982 to 2015. As an attorney in private practice, Mr. Stout has focused on litigation, licensing and representation of clients before the United States Patent and Trademark Office (“USPTO”) in diverse technological areas. From 1971 to 1972. Mr. Stout worked as a law clerk for two members of the USPTO Board of Appeals and, from 1968 to 1972. Mr. Stout was an assistant examiner at the USPTO, where he focused on patent applications covering radio and television technologies. Mr. Stout has written and prosecuted hundreds of patent applications in diverse technologies, rendered opinions on patent infringement and validity, and has testified as an expert witness regarding obtaining and prosecuting patents. Mr. Stout is also the co-founder of NTP Inc., which licensed Research in Motion (RIM), the maker of the Blackberry handheld devices, for $612.5 million to settle a patent infringement action. Mr. Stout also previously served on the Board of Directors of Tessera Technologies, Inc. (TSRA). Mr. Stout is a member of the bars of the District of Columbia and Virginia, and is admitted to practice before the Supreme Court of the United States, the Court of Appeals for the Federal Circuit and the USPTO. Mr. Stout holds a Bachelor’s degree in Electrical Engineering, with distinction, from Pennsylvania State University, and a J.D., with honors, from The George Washington University.
We believe Mr. Stout’s experience in intellectual property law qualifies him to serve on our Board of Directors.
Salvatore Giardina joined our Board of Directors in May 2016. Mr. Giardina has served as Chief Financial Officer of Pragma Securities LLC and its holding company, Pragma Weeden Holdings LLC, since 2009. From 2006 through 2008, Mr. Giardina served as S.V.P. and Chief Financial Officer of G-Trade Services LLC and ConvergEx Global Markets LLC. From 2002 through 2006, Mr. Giardina served as Vice President and Chief Financial Officer of Ladenburg Thalmann Financial Services Inc., the publicly-traded holding company of Ladenburg Thalmann & Co., Inc., where Mr. Giardina served as its Executive Vice President and Chief Financial Officer from 1998 through 2006 and as its Controller from 1990 through 1998. From 1983 through 1990, Mr. Giardina was an auditor with the national public accounting firm of Laventhol & Horwath. Mr. Giardina served as a director of National Holdings Corporation from 2012 through 2016 and as Chairman of its Audit Committee from 2013 through 2016. Mr. Giardina is a certified public accountant and is Series 24 and Series 27 registered.
We believe Mr. Giardina’s extensive financial expertise and his practical and management experience qualifies him to serve on our Board of Directors and as a member and the chairperson of the audit committee of our Board of Directors.
Richard K. Abbe joined our Board of Directors in March 2016. Mr. Abbe is the Co-founder and is a Principal and Managing Partner of Iroquois Capital Management, LLC, the Investment Advisor to Iroquois Capital LP and Iroquois Capital (offshore) Ltd. Mr. Abbe has served as Co-Chief Investment Officer of Iroquois Capital since its inception in 2003. Previously, Mr. Abbe co-founded and served as Co-Chief Investment Officer of Vertical Ventures, LLC, a merchant bank. Prior to that, he was employed by Lehman Brothers and served as Senior Managing Director at Gruntal & Company, LLC, where he also served on the firm’s Board of Directors. Mr. Abbe also previously served as Founding Partner at Hampshire Securities. He currently serves on the investment committee of Hobart and William Smith Colleges Endowment Fund.
We believe Mr. Abbe’s extensive experience in the securities industry qualifies him to serve on our Board of Directors.
Andrew R. Heyer joined our Board of Directors in December 2016. Mr. Heyer is the Chief Executive Officer and founder of Mistral Capital Management, LLC, a private equity fund manager. Prior to founding Mistral, he served as a Founding Managing Partner of Trimaran Capital Partners, L.L.C. Mr. Heyer was formerly a Vice Chairman of CIBC World Markets Corp. and co-head of CIBC Argosy Merchant Banking Funds. Prior to joining CIBC World Markets Corp. in 1995, Mr. Heyer was a founder and Managing Director of The Argosy Group L.P. Before Argosy, Mr. Heyer was a Managing Director at Drexel Burnham Lambert Incorporated and previous to that, he worked at Shearman/American Express. Mr. Heyer serves as a director of Jamba, Inc. and The Hain Celestial Group, both of which are publicly traded companies. He also serves on the boards of Mistral’s portfolio companies. Mr. Heyer also serves as a member of the Executive Committee and Board of Trustees of the University of Pennsylvania and the University of Pennsylvania Health System.

We believe Mr. Heyer’s extensive experience in the securities industry qualifies him to serve on our Board of Directors.
Committees of the Board of Directors and Meetings
Meeting Attendance.   During the fiscal year ended December 31, 2017 there were 13 meetings of our Board of Directors. The various committees of the Board of Directors met a total of 8 times. No director attended fewer than 75% of the total number of meetings of the Board of Directors and of committees of the Board of Directors on which he served during fiscal 2017. The Board of Directors has adopted a policy under which each member of the Board of Directors is strongly encouraged, but not required, to attend each annual meeting of our stockholders.
Audit Committee.   Our Audit Committee met 5 times during fiscal 2017. This committee currently has three (3) members, Salvatore Giardina (Chairman), Bruce T. Bernstein and Donald E. Stout. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews our annual and quarterly financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the Audit Committee satisfy the current independence standards promulgated by the SEC and The Nasdaq Stock Market (“Nasdaq”), as such standards apply specifically to members of audit committees. The Board of Directors has determined that both Messrs. Giardina and Bernstein are “audit committee financial experts,” as defined by the SEC in Item 407 of Regulation S-K.
A copy of the Audit Committee’s written charter is publicly available through the “Investors —  Corporate Governance” section of our website at www.xpresspagroup.com/corp_governance.
Compensation Committee.    Our Compensation Committee met 2 times during fiscal 2017. This committee currently has two (2) members, Bruce T. Bernstein (Chairman) and Donald E. Stout.
Our Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter and includes reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. Our Compensation Committee also administers our 2012 Employee, Director and Consultant Equity Incentive Plan (the “2012 Plan”) and our 2006 Stock Option Plan (the “2006 Plan”). The Compensation Committee is responsible for the determination of the compensation of our Chief Executive Officer, and conducts its decision-making process with respect to that action without the Chief Executive Officer present, and establishment and reviewing general compensation policies with the objective of attracting and retaining superior talent, rewarding individual performance and achieving our financial goals. The Compensation Committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities. During fiscal year 2017, based on the recommendation of management, the Compensation Committee did not engage third party compensation consultants.
Both members of the Compensation Committee qualify as independent under the definition promulgated by Nasdaq. A copy of the Compensation Committee’s written charter is publicly available through the “Investors — Corporate Governance” section of our website at www.xpresspagroup.com/corp_governance.
Nominating and Corporate Governance Committee.   Our Nominating and Corporate Governance Committee met 1 time during fiscal year 2017 and currently has two (2) members, Bruce T. Bernstein and Donald E. Stout. The Nominating and Corporate Governance Committee’s role and responsibilities are set forth in the Nominating and Corporate Governance Committee’s written charter and include to:
•
identify and nominate members of the Board of Directors;

•
oversee the evaluation of the Board of Directors and management;

•
develop and recommend corporate governance guidelines to the Board of Directors;

•
evaluate the performance of the members of the Board of Directors; and

•
make recommendations to the Board of Directors as to the structure, composition and functioning of the Board of Directors and its committees.

We have no formal policy regarding board diversity. Our Nominating and Corporate Governance Committee and Board of Directors may therefore consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity, which is not only limited to race, gender or national origin. Our Nominating and Corporate Governance Committee’s and Board of Directors’ priority in selecting board members is identification of persons who will further the interests of our stockholders through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members and professional and personal experiences and expertise relevant to our growth strategy.
Both members of the Nominating and Corporate Governance Committee qualify as independent under the definition promulgated by Nasdaq. In addition, under our current corporate governance policies, the Nominating and Corporate Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating and Corporate Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources.
A copy of the Nominating and Governance Committee’s written charter is publicly available through the “Investors — Corporate Governance” section of our website at www.xpresspagroup.com/corp_governance.
Board Leadership Structure and Role in Risk Oversight
Through all of 2017, Andrew Perlman served as our Chief Executive Officer and led all meetings of the Board of Directors. On February 5, 2018, the Board of Directors appointed Bruce T. Bernstein as the non-executive Chairman of the Board of Directors. On April 19, 2018, Mr. Perlman resigned as Chief Executive Officer and as a Director of the Company.
The leadership structure of the Board of Directors currently consists of a Chairman of the Board who oversees the Board meetings. We separate the roles of Chairman of the Board and Chief Executive Officer in recognition of the differences between the two roles. Our Board of Directors believes this division of responsibility is an effective approach for addressing the risks we face. All of our committees of the Board of Directors are comprised of only independent directors. All Board committees are chaired by independent directors who report to the full Board of Directors whenever necessary. We believe this leadership structure helps facilitate efficient decision-making and communication among our directors and fosters efficient Board functioning at meetings.
Our management is primarily responsible for managing the risks we face in the ordinary course of operating our business. The Board of Directors oversees potential risks and our risk management activities by receiving operational and strategic presentations from management which include discussions of key risks to our business. The Board of Directors also periodically discusses with management important compliance and quality issues. In addition, the Board has delegated risk oversight to each of its key committees within their areas of responsibility. For example, the Audit Committee assists the Board of Directors in fulfilling its oversight of the quality and integrity of our financial statements and our compliance with legal and regulatory requirements relating to our financial statements and related disclosures. The Compensation Committee assists the Board of Directors in its risk oversight function by overseeing strategies with respect to our incentive compensation programs and key employee retention issues. We believe our Board of Directors leadership structure facilitates the division of risk management oversight responsibilities among the Board of Directors committees and enhances the Board of Directors’ efficiency in fulfilling its oversight function with respect to difference areas of our business risks and our risk mitigation practices.

Summary Compensation Table
The following table summarizes the total compensation awarded to, earned or paid by the Company during the fiscal years ended December 31, 2017 and 2016 to (1) Andrew Perlman, our former Chief Executive Officer, (2) Edward Jankowski, who has served as our Chief Executive Officer since April 19, 2018 and previously served as our Senior Vice President and Chief Executive Officer of XpresSpa, and (3) Anastasia Nyrkovskaya, our Chief Financial Officer and Treasurer, who are all of our named executive officers as of December 31, 2017.
Name and principal position	Year	Salary ($)	Incentive Pay ($)(1)	Equity Awards ($)(2)	Total ($)
Edward Jankowski(3)	2017	375,000	125,000	361,301	861,301
	2016	8,219	—	—	8,219
Andrew D. Perlman(4)	2017	450,000	125,000	608,562	1,183,562
	2016	431,667	—	1,235,440	1,667,107
Anastasia Nyrkovskaya(5)	2017	375,000	225,000	361,301	961,301
	2016	333,333	—	540,505	873,838

(1)
Amounts represent a one-time discretionary cash bonus.

(2)
Amounts represent the aggregate grant date fair value in accordance with FASB ASC Topic 718. For the assumptions made in the valuation of our equity awards see Notes 2 and 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017

(3)
Mr. Jankowski became the Chief Executive Officer of XpresSpa in June 2016 and our Senior Vice President in December 2016. He currently serves as our Chief Executive Officer.

(4)
On April 19, 2018, Mr. Perlman resigned from his position as Chief Executive Officer and as a Director of the Company.

(5)
On June 19, 2018, Ms. Nyrkovskaya resigned from her position as Chief Financial Officer and agreed to remain with the Company in a reduced capacity through October 15, 2018, during which time she is expected to transition certain projects while the Company completes an ongoing search for a new Chief Financial Officer.

Narrative Disclosure to Summary Compensation Table
Edward Jankowski
On January 20, 2017, we entered into an employment agreement with Mr. Jankowski, which has a term of three years. Under the terms of the employment agreement, Mr. Jankowski receives an annual base salary of  $375,000 and is eligible to participate in any annual bonus or other incentive compensation program that we may have adopted from time to time for our executive officers. If Mr. Jankowski has earned any bonus or non-equity based incentive compensation which remains unpaid upon termination of employment for any reason, whether by Mr. Jankowski or us other than for cause, then Mr. Jankowski shall be entitled to receive a pro-rata portion of such incentive compensation at the time it is paid.
In the event the employment agreement is terminated for (i) Good Reason by Mr. Jankowski, or (ii) by us without Cause, Mr. Jankowski shall be entitled to receive an amount of base salary (at the rate of base salary in effect immediately prior to such termination) equal to one times the base salary, and COBRA continuation coverage paid in full by us for up to a maximum of twelve months following the date of termination. “Cause” as used in Mr. Jankowski’s employment agreement means: (a) the willful and continued failure of Mr. Jankowski to perform substantially his duties and responsibilities for us (other than any such failure resulting from his death or disability) after a written demand by the Board of Directors for substantial performance is delivered to Mr. Jankowski by us, which specifically identifies the manner in which the Board of Directors believes that Mr. Jankowski has not substantially performed his duties and responsibilities, which willful and continued failure is not cured by Mr. Jankowski within thirty days of his receipt of such written demand; (b) the conviction of, or plea of guilty or nolo contendere to a felony, (c) an intentional breach of his non-compete obligations, (d) an intentional breach of the non-disclosure and non-solicitation agreement; or (e) a unanimous good faith finding by the Board of Directors that Mr. Jankowski has engaged in fraud, dishonesty, gross negligence or misconduct which, if curable, has not been cured within thirty days after his receipt of a written notice from the Board of Directors stating with reasonable specificity the basis of such finding. “Good Reason” as used Mr. Jankowski’s employment agreement means (a) the assignment, without Mr. Jankowski’s consent, to Mr. Jankowski of duties that result in a substantial diminution of the duties that he assumed; (b) the assignment, without Mr. Jankowski’s consent, of a title that is subordinate to the title Senior Vice President; (c) a reduction in Mr. Jankowski’s base salary; (d) our requirement that Mr. Jankowski regularly report to work in a location that is more than fifty miles from our current New York office, without Mr. Jankowski’s consent; (e) a change in Mr. Jankowski’s reporting relationship other than to our Chief Executive Officer; or (f) a material breach by us of Mr. Perlman’s employment agreement, or (g) our failure to provide compensation and benefits to Mr. Jankowski as required by the employment agreement when due.
In addition, unless Mr. Jankowski is terminated for cause, all applicable equity awards held by him as of the date of termination of employment that would have vested in the one-year period immediately following such termination will vest during the following year, provided that Mr. Jankowski makes himself reasonably available and cooperates with reasonable requests from us involving facts or events relating to us that Mr. Jankowski may have knowledge of.
Andrew D. Perlman
On February 13, 2013, we entered into an employment agreement with Mr. Perlman, which had a term of three (3) years. Under the terms of that employment agreement, from January 1, 2015, Mr. Perlman received a base salary of  $415,000 and was eligible to participate in any annual bonus or other incentive compensation program that we may have adopted from time to time for our executive officers.
On October 13, 2015, we entered into an amendment to the existing employment agreement with Mr. Perlman, pursuant to which the employment period under the employment agreement was extended to December 31, 2017, and Mr. Perlman remained eligible to receive an annual performance bonus according to corporate and personal goals as established by the Compensation Committee in its sole discretion.
On January 20, 2017, we entered into a new employment agreement with Mr. Perlman that superseded his prior employment agreement. Under the terms of this new employment agreement, Mr. Perlman’s annual base salary was increased to $450,000, retroactive to January 1, 2017. The employment agreement was for a term of three (3) years, provided that the employment agreement would extend in two (2) month increments for up to one (1) year thereafter for each month that the negotiations were not concluded prior to sixth months before the end of the term. The employment agreement provided that Mr. Perlman would be eligible to participate in any annual bonus and other incentive compensation program that we may adopt from time to time for our executive officers and if Mr. Perlman had earned any bonus or non-equity based incentive compensation which remained unpaid upon termination of employment for any reason, whether by Mr. Perlman or us other than for cause, then Mr. Perlman would be entitled to receive a pro-rata portion of such incentive compensation at the time it is paid.
In the event the employment agreement was terminated for (i) Good Reason by Mr. Perlman, or (ii) by us without Cause, Mr. Perlman was entitled to receive an amount of base salary (at the rate of base salary in effect immediately prior to such termination) equal to the lesser of  (x) one times the base salary and (y) two times the base salary payable for the number of full months remaining in the employment period, and COBRA continuation coverage paid in full by us for up to a maximum of twelve months following the date of termination. “Cause” as used in Mr. Perlman’s employment agreement means: (a) the willful and continued failure of Mr. Perlman to perform substantially his duties and responsibilities for us (other than any such failure resulting from his death or disability) after a written demand by the Board of Directors for substantial performance is delivered to Mr. Perlman by us, which specifically identifies the manner in which the Board of Directors believes that Mr. Perlman has not substantially performed his duties and responsibilities, which willful and continued failure is not cured by Mr. Perlman within thirty days of his receipt of such written demand; (b) the conviction of, or plea of guilty or nolo contendere to a felony, (c) an intentional breach of his non-compete obligations, (d) an intentional breach of the non-disclosure and non-solicitation agreement; or (e) a unanimous good faith finding by the Board of Directors that Mr. Perlman has engaged in fraud, dishonesty, gross negligence or misconduct which, if curable, has not been cured within thirty days after his receipt of a written notice from the Board of Directors stating with reasonable specificity the basis of such finding. “Good Reason” as used in Mr. Perlman’s employment agreement means (a) the assignment, without Mr. Perlman’s consent, to Mr. Perlman of duties that result in a substantial diminution of the duties that he assumed; provided, however, the failure of Mr. Perlman to be reelected to the Board of Directors shall not be deemed to be a diminution of duties; (b) the assignment, without Mr. Perlman’s consent, of a title that is subordinate to the title Chief Executive Officer; (c) a reduction in Mr. Perlman’s base salary; (d) our requirement that Mr. Perlman regularly report to work in a location that is more than fifty miles from our current New York office, without Mr. Perlman’s consent; (e) a change in reporting relationship, provided however, that Good Reason does not include a change in the reporting relationship whereby Mr. Perlman will report to the Board of Directors of an acquiring company after a change of control (as that term is defined in our 2012 Employee, Director and Consultant Equity Incentive Plan); or (f) a material breach by us of Mr. Perlman’s employment agreement.
In addition, unless Mr. Perlman were terminated for cause, all applicable equity awards held by him as of the date of termination of employment that would have vested in the one-year period immediately following such termination will vest during the following year, provided that Mr. Perlman made himself reasonably available and cooperated with reasonable requests from us involving facts or events relating to us that Mr. Perlman may have knowledge of. In the event the employment agreement was terminated for good reason by Mr. Perlman, or by us without cause, and Mr. Perlman provided us with a release of claims, he would have been entitled to receive a cash severance payment in the amount of one times his then current base salary and one year of COBRA continuation coverage.
On April 19, 2018, Andrew resigned from his position as Chief Executive Officer and as a Director of the Company.
Anastasia Nyrkovskaya
On December 19, 2014, we entered into an employment agreement with Ms. Nyrkovskaya. Under the terms of her employment agreement, Ms. Nyrkovskaya’s annual base salary was $315,000.
On October 13, 2015, we entered into an amendment to the existing employment agreement with Ms. Nyrkovskaya, pursuant to which, the employment period under the employment agreement was extended to December 31, 2017. In addition, the annual base salary of Ms. Nyrkovskaya was increased from $315,000 to $325,000 and Ms. Nyrkovskaya remained eligible to receive an annual performance bonus according to corporate and personal goals, as established by the Compensation Committee in its sole discretion.
On January 20, 2017, we entered into an employment agreement with Ms. Nyrkovskaya that superseded her prior employment agreement. Under the terms of this new employment agreement, Ms. Nyrkovskaya was entitled to receive a base salary of  $375,000 from January 1, 2017. The employment agreement was for a term of three (3) years, provided that the employment agreement would extend in two (2) month increments for up to one (1) year thereafter for each month that the negotiations were not concluded prior to sixth months before the end of the term. The employment agreement provided that Ms. Nyrkovskaya would be eligible to participate in any annual bonus and other incentive compensation program that we may adopt from time to time for our executive officers and if Ms. Nyrkovskaya had earned any bonus or non-equity based incentive compensation which remained unpaid upon termination of employment for any reason, whether by Ms. Nyrkovskaya or us other than for cause, then Ms. Nyrkovskaya would be entitled to receive a pro-rata portion of such incentive compensation at the time it is paid.
In the event the employment agreement was terminated for (i) Good Reason by Ms. Nyrkovskaya, or (ii) by us without Cause, Ms. Nyrkovskaya was entitled to receive an amount of base salary at the rate of base salary in effect immediately prior to such termination equal to twelve months of base salary, and COBRA continuation coverage paid in full by us for up to a maximum of twelve months following the date of termination. In case the agreement was terminated by Ms. Nyrkovskaya without Good Reason, she would provide us with a written notice, at least ninety calendar days prior to such termination. “Cause” as used in Ms. Nyrkovskaya’s employment agreement means: (a) the willful and continued failure of Ms. Nyrkovskaya to perform substantially her duties and responsibilities for us (other than any such failure resulting from her death or disability) after a written demand by the chief executive officer for substantial performance is delivered to Ms. Nyrkovskaya by us, which specifically identifies the manner in which the chief executive officer believes that Ms. Nyrkovskaya has not substantially performed her duties and responsibilities, which willful and continued failure is not cured by Ms. Nyrkovskaya within thirty days of her receipt of such written demand; (b) the conviction of, or plea of guilty or nolo contendere to a felony, (c) breach of her non-compete obligations, (d) breach of the non-disclosure and non-solicitation agreement; or (e) a good faith finding by the chief executive officer that Ms. Nyrkovskaya has engaged in fraud, intentional dishonesty, or gross negligence. “Good Reason” as used in Ms. Nyrkovskaya’s employment agreement means (a) the assignment, without Ms. Nyrkovskaya’s consent, to Ms. Nyrkovskaya of duties that result in a substantial diminution of the duties that she assumed; (b) the assignment, without Ms. Nyrkovskaya’s consent, of a title that is subordinate to the title Chief Financial Officer; (c) a reduction in Ms. Nyrkovskaya’s base salary; (d) our requirement that Ms. Nyrkovskaya regularly report to work in a location that is more than fifty miles from our current New York office, without Ms. Nyrkovskaya’s consent; (e) a material breach by us of the agreement during its term. Ms. Nyrkovskaya’s employment agreement also includes a covenant not to compete with us or solicit any material commercial relationships of ours for a period of one year after Ms. Nyrkovskaya is actually no longer employed by us.
In addition, unless Ms. Nyrkovskaya were terminated for cause, all applicable equity awards held by her as of the date of termination of employment that would have vested in the one-year period immediately following such termination will vest during the following year, provided that Ms. Nyrkovskaya made herself reasonably available and cooperated with reasonable requests from us involving facts or events relating to us that Ms. Nyrkovskaya may have knowledge of. In the event the employment agreement was terminated for good reason by Ms. Nyrkovskaya, or by us without cause, and Ms. Nyrkovskaya provided us with a release of claims, she would have been entitled to receive a cash severance payment in the amount of one times her then current base salary and one year of COBRA continuation coverage.
On June 19, 2018, Ms. Nyrkovskaya resigned from her position as Chief Financial Officer and agreed to remain with the Company in a reduced capacity through October 15, 2018, during which time she is expected to transition certain projects while the Company completes an ongoing search for a new Chief Financial Officer.
Outstanding Equity Awards at 2017 Fiscal Year End
The following table sets forth information regarding grants of stock options and unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2017, to each of our named executive officers.
	Options Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) un-exercisable	Option exercise price ($)	Option expiration date
Edward Jankowski	83,333	166,667	2.12	January 17, 2027
Andrew D. Perlman	32,816	—	16.50	March 13, 2018
Andrew D. Perlman	127,500	—	37.20	July 26, 2022
Andrew D. Perlman	62,500	—	31.80	February 11, 2023
Andrew D. Perlman	466,667	333,333	1.55	April 4, 2026
Andrew D. Perlman	100,000	200,000	2.12	January 17, 2027
Anastasia Nyrkovskaya	30,000	—	28.50	May 6, 2023
Anastasia Nyrkovskaya	30,000	—	41.00	February 20, 2024
Anastasia Nyrkovskaya	204,167	145,833	1.55	April 4, 2026
Anastasia Nyrkovskaya	83,333	166,667	2.12	January 17, 2027

*
The market value is determined by multiplying the number of shares by $1.37, the closing price of our common stock on Nasdaq on December 29, 2017, the last day of our fiscal year.

**
Options vest in twelve equal quarterly increments (8.33% per quarter) over three years, subject to the participant’s continuous service on the relevant vesting date.

Pension Benefits
We do not have any qualified or nonqualified defined benefit plans.
Nonqualified Deferred Compensation
We do not have any nonqualified defined contribution plans or other deferred compensation plans.
Potential Payments upon Termination or Change-In-Control
The following summarizes the potential payments to each of our named executive officers as of December 31, 2017 upon termination or change-in-control. The discussion assumes that such event occurred on December 29, 2017, the last business day of our fiscal year, at which time the closing price of our common stock as listed on Nasdaq was $1.37 per share. For a further discussion of these provisions see the “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table” above.
Edward Jankowski
In the event Mr. Jankowski’s employment was terminated for (i) Good Reason by Mr. Jankowski, or (ii) by us without Cause on December 29, 2017, Mr. Jankowski would have received severance in the amount of one year of base salary, and COBRA payments totaling approximately $39,600.
In addition, in the event a change-in-control of our wholly-owned subsidiary XpresSpa had occurred on December 29, 2017, Mr. Jankowski would have been entitled to receive 2% of the amount equal to the total amount of cash and the fair market value of all non-cash consideration paid or payable to us or our stockholders in connection with the change of control, net of transaction expenses payable to third parties and less the original acquisition price of wholly-owned subsidiary XpresSpa of  $45,000,000 and less any past or future capital contributions made or to be made by us or our stockholders. A change of control of our wholly-owned subsidiary XpresSpa means (A) an acquisition or series of acquisitions by a person or entity unrelated to the Company of more than fifty percent (50%) of the outstanding shares or securities entitled to vote for the election of directors or similar managing authority of wholly-owned subsidiary XpresSpa or (B) a sale or disposition of all or substantially all of wholly-owned subsidiary XpresSpa’s assets to an unrelated third party. In the event that a closing of a public spin-off or initial public offering of our wholly-owned subsidiary XpresSpa had occurred on December 29, 2017, Mr. Jankowski would have been entitled to receive deferred stock units (“DSUs”), pursuant to wholly-owned subsidiary XpresSpa’s equity incentive plan then in effect, equal to 2% of wholly-owned subsidiary XpresSpa’s outstanding shares of common stock immediately after the such public offering; which DSUs would have been settled in common stock of XpresSpa twelve (12) months after the date of such public offering, which had no intrinsic value as of December 29, 2017.
Andrew D. Perlman
In the event Mr. Perlman’s employment was terminated for (i) Good Reason by Mr. Perlman, or (ii) by us without Cause on December 29, 2017, Mr. Perlman would have received severance in the amount of one year of base salary, and COBRA payments totaling approximately $57,000. In addition, in the event a change-in-control had occurred on December 29, 2017, Mr. Perlman would have received severance in the amount of one year of base salary, or $450,000, and Mr. Perlman would have been entitled to receive 75% acceleration of certain unvested options, which had no intrinsic value as of December 29, 2017.
On April 19, 2018 (the “Separation Date”), we entered into a separation agreement (the “Separation Agreement”) with Mr. Perlman related to his resignation as Chief Executive Officer and as our Director. The Separation Agreement includes a release by Mr. Perlman of claims against us and certain related parties. In connection with the entry into the Settlement Agreement, Mr. Perlman agreed that he would continue to be subject to the Non-Disclosure Agreement between Mr. Perlman and us that contains a covenant protecting our confidential information. In addition, Mr. Perlman agreed to be subject to a covenant not to compete with us for a two-year period following the Separation Date, a covenant prohibiting Mr. Perlman from soliciting or hiring our employees for a two-year period following the Separation Date, and a covenant not to disparage us or any of our businesses, services, products, affiliates or current, former or future directors and named executive officers (in their capacity as such). The Separation Agreement also includes certain affirmative covenants binding on Mr. Perlman, including, without limitation, a covenant to reasonably cooperate with us in connection with any action, suit, or proceeding, whether or not by or in the right of us and whether civil, criminal, administrative, investigative or otherwise.
In consideration of the foregoing release and covenants, we will pay Mr. Perlman, severance in an amount equal to $125,000 (the “Deferred Cash”), payable in monthly installments of  $20,833.34 over the six (6) month period following the date that we achieve both of the following objectives at the end of an applicable calendar quarter as shown in the Form 10-Q or Form 10-K reporting such quarter (the “Cash Objectives”): (i) our Working Capital exceeds $6,368,000, and (ii) Free Cash exceeds $6,368,000; provided that if we do not achieve the Cash Objectives prior to the second (2nd) anniversary of the Separation Date, the Deferred Cash shall be forfeited and no amounts shall be payable under the Separation Agreement. For purposes of the Separation Agreement, “Free Cash” means cash and cash equivalents as defined in our Form 10-K and calculated consistently, less (i) any cash or cash equivalents that are restricted in any way, and (ii) any cash received by us from a debt, equity or other capital raise subsequent to the Separation Date. For purposes of the Separation Agreement, “Working Capital” shall mean (i) current assets less current liabilities, prepared in accordance with GAAP and consistent with our prior filings of Form 10-K, less (ii) any cash received by us from a debt, equity or other capital raise subsequent to the Separation Date.
Further, in consideration of the foregoing release and covenants, an aggregate of 153,302 of Mr. Perlman’s restricted stock units that vested on May 17, 2018 (the “Current RSUs”) will be subject to a restriction on sale until the earlier of: (i) the one (1) year anniversary of the Separation Date; and (ii) the date upon which the volume weighted average price (“VWAP”) for our common stock for thirty (30) consecutive trading days exceeds $1.50 (as adjusted by us in our discretion for any stock split, subdivision, dividend or distribution).
In addition, we have granted to Mr. Perlman an additional 150,000 restricted stock units, which shall be fully vested as of the date of grant (the “Granted RSUs”); provided, however, that such Granted RSUs will be subject to a restriction on sale until the earlier of: (i) the one (1) year anniversary of the Separation Date; and (ii) the date upon which the VWAP for our common stock for thirty (30) consecutive trading days exceeds $1.50 (as adjusted by us in our discretion for any stock split, subdivision, dividend or distribution).
Anastasia Nyrkovskaya
In the event Ms. Nyrkovskaya’s employment was terminated for (i) Good Reason by Ms. Nyrkovskaya, or (ii) by us without Cause on December 29, 2017, Ms. Nyrkovskaya would have received severance in the amount of one year of base salary, or $375,000, and COBRA payments totaling approximately $57,000. In addition, upon a change-in-control, Ms. Nyrkovskaya would have been entitled to receive 75% acceleration of certain unvested options, which had no intrinsic value as of December 29, 2017.
On June 19, 2018, Ms. Nyrkovskaya resigned from her position as Chief Financial Officer and agreed to remain with the Company in a reduced capacity through October 15, 2018, during which time she is expected to transition certain projects while the Company completes an ongoing search for a new Chief Financial Officer.

Director Compensation
The following table sets forth the compensation of persons who served as non-employee members of our Board of Directors during the fiscal year ended December 31, 2017. Directors who are employed by us are not compensated for their service on our Board of Directors.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Bruce T. Bernstein(2)	50,000	75,862	125,862
John Engelman(3)	50,000	66,937	116,937
Donald E. Stout(4)	50,000	71,399	121,399
Salvatore Giardina(5)	50,000	75,862	125,862
Richard K. Abbe(6)	50,000	66,937	116,937
Andrew R. Heyer(7)	50,000	66,937	116,937

(1)
Amounts represent the aggregate grant date fair value in accordance with FASB ASC Topic 718. See Notes 2 and 12 of the consolidated financial statements disclosed in the Form 10-K for the year ended December 31, 2017, for the assumptions made in the valuation of the equity awards.

(2)
As of December 31, 2017, Mr. Bernstein held 145,000 fully vested options.

(3)
As of December 31, 2017, Mr. Engelman held 187,000 fully vested options.

(4)
As of December 31, 2017, Mr. Stout held 172,500 fully vested options.

(5)
As of December 31, 2016, Mr. Giardina held 145,000 fully vested options.

(6)
As of December 31, 2017, Mr. Abbe held 125,000 fully vested options.

(7)
As of December 31, 2017, Mr. Heyer held 75,000 fully vested options.

We reimburse each member of our Board of Directors for reasonable travel and other out-of-pocket expenses in connection with attending meetings of the Board of Directors.
We compensate each of our non-employee directors an annual cash retainer of  $50,000. On January 17, 2017, we granted options to purchase shares of our common stock to each of our non-employee directors. Mr. Bernstein and Mr. Giardina each received options to purchase 85,000 shares of our common stock, Mr. Stout received options to purchase 80,000 shares of our common stock, and Mr. Engelman, Mr. Abbe and Mr. Heyer each received options to purchase 75,000 shares of our common stock. The options feature an exercise price of  $2.12 per share and vest in equal quarterly installments over a one-year period, with one-fourth vesting on the date of grant and one-fourth vesting at the end of each fiscal quarter thereafter.

Equity Compensation Plan Information
The following table provides certain aggregate information, as of December 31, 2017, with respect to all of our equity compensation plans then in effect:
Plan Category	No. of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)	No. of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Total equity compensation plans approved by security holders(1)(2)	4,683,508	$5.39	2,111,437

(1)
These plans consist of the 2012 Plan, as amended on November 23, 2016, and the 2006 Plan. Under the amended 2012 Plan, a maximum of 7,100,000 shares of common stock may be awarded. The 2012 Plan was originally approved by our stockholders on July 19, 2012, following the merger with Innovate/Protect, replacing our then existing 2006 Plan.

(2)
The numbers of securities to be issued upon exercise of outstanding equity awards are 4,615,942 and 67,566 for the 2012 Plan and the 2006 Plan, respectively. The weighted-average exercise prices of outstanding options are $5.23 and $16.30 for the 2012 Plan and the 2006 Plan, respectively.

REPORT OF AUDIT COMMITTEE
The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the Nasdaq Capital Market, has furnished the following report:
The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board of Directors, which is available on our website at www.xpresspagroup.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of CohnReznick LLP. In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2017, the Audit Committee took the following actions:
•
Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2017 with management and CohnReznick LLP, our independent registered public accounting firm;

•
Discussed with CohnReznick LLP the matters required to be discussed in accordance with Auditing Standard No. 16 — Communications with Audit Committees; and

•
Received written disclosures and the letter from CohnReznick LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding CohnReznick LLP communications with the Audit Committee and the Audit Committee further discussed with CohnReznick LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and CohnReznick LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the SEC.
Members of the XpresSpa Group, Inc. Audit Committee

Bruce T. Bernstein
Salvatore Giardina
Donald E. Stout

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in the ownership of our common stock and other equity securities. Such persons are required to furnish us copies of all Section 16(a) filings.
Based solely upon a review of the copies of the forms furnished to us, we believe that our officers, directors and beneficial owners of more than 10% of our common stock complied with all applicable filing requirements during the fiscal year ended December 31, 2017, with the exception of a Form 4 which was not filed on a timely basis on behalf of each of Andrew Perlman (two transactions), Anastasia Nyrkovskaya (two transactions), Jason Charkow, our Senior Vice President, Legal and Business Affairs (two transactions), Edward Jankowski (two transactions), John Engelman (one transaction), Donald E. Stout (one transaction), Salvatore Giardina (one transaction), Richard K. Abbe (one transaction) and Andrew R. Heyer (one transaction), and two Forms 4 which were not filed on a timely basis on behalf of Bruce T. Bernstein (three transactions).

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Related Person Transactions Approval Policy
All related party transactions must be approved by our Audit Committee or a majority of our independent directors who do not have an interest in the transaction and who will have access, at our expense, to our independent legal counsel.
Transactions with Related Persons
During the year ended December 31, 2017, we entered into the following related party transactions:
XpresSpa entered in a credit agreement and secured promissory note (“Debt”) with Rockmore Investment Master Fund Ltd. (“Rockmore”) on April 22, 2015 that was amended on August 8, 2016. The principal amount of the debt is $6,500,000. Rockmore is an investment entity controlled by our board member, Bruce T. Bernstein. We believe the terms of the Debt were reflective of market rates as of the time of issuance. In addition, we paid $212,000 to Bruce T. Bernstein in March 2017 for legal costs incurred in conjunction with the acquisition of XpresSpa and Amiral Holdings SAS legal proceedings prior to the completion of the acquisition, as he was indemnified by XpresSpa. These costs are included in the accounts payable, accrued expenses and other current liabilities in the consolidated balance sheet as of December 31, 2017.
Director Independence and Committee Qualifications
Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based upon this review, we believe that Messrs. Stout, Giardina, Bernstein, Heyer and Abbe qualify as independent directors in accordance with the standards set by Nasdaq, as well as Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly, our Board of Directors is comprised of a majority of independent directors as required by Nasdaq rules. The Board of Directors has also determined that each member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee meets the independence requirements applicable to each such committee member prescribed by Nasdaq and the SEC. The Board of Directors has further determined that Messrs. Giardina and Bernstein are “audit committee financial experts” as defined in the rules of the SEC.

PROPOSAL 1: ELECTION OF DIRECTORS
(Notice Item 1)
On July 26, 2018 the Board of Directors nominated Edward Jankowski, Donald E. Stout, Salvatore Giardina, Bruce T. Bernstein and Richard K. Abbe for election by the holders of common stock at the annual meeting. If they are elected, they will serve on our Board of Directors until the 2018 annual meeting of stockholders and until their respective successors have been elected and qualified.
Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Edward Jankowski, Donald E. Stout, Salvatore Giardina, Bruce T. Bernstein and Richard K. Abbe. In the event that either nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.
Vote Required and Board of Directors’ Recommendation
A plurality of the shares voted for each nominee at the annual meeting is required to elect each nominee as a director. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF EDWARD JANKOWSKI, DONALD E. STOUT, SALVATORE GIARDINA, BRUCE T. BERNSTEIN AND RICHARD K. ABBE AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
(Notice Item 2)
The Audit Committee has appointed CohnReznick LLP as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2018. The Board of Directors proposes that the stockholders ratify this appointment. CohnReznick LLP audited our financial statements for the fiscal year ended December 31, 2017. We expect that representatives of CohnReznick LLP will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
In deciding to appoint CohnReznick LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with CohnReznick LLP and concluded that CohnReznick LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2018.
The following table presents fees for professional audit services rendered by CohnReznick LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2017 and 2016, and fees billed for other services rendered by CohnReznick LLP during those periods.
	2017	2016
Audit fees(1)	$431,325	$383,250
Audit-related fees(2)	25,450	—
Total	$456,775	$383,250

(1)
Audit fees includes fees associated with the annual audits of our financial statements, quarterly reviews of our financial statements, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)
Audit-related fees includes fees for benefit plan audits and lease compliance audits.

Audit Committee Pre-Approval Policies and Procedures
Consistent with SEC policies and guidelines regarding auditor independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our independent registered public accounting firm. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our independent registered public accounting firms in 2017 and 2016.
Vote Required and Board of Directors’ Recommendation
The affirmative vote of the holders of a majority of the shares of common stock and Series D Preferred Stock voting on an as-converted basis present and entitled to vote on the matter either in person or by proxy at the annual meeting is required to ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of CohnReznick LLP as our independent registered public accounting firm for 2018, our Audit Committee of our Board of Directors will reconsider its selection.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF COHNREZNICK LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 3: TO AUTHORIZE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), THE ISSUANCE OF SHARES OF OUR COMMON STOCK UNDERLYING CONVERTIBLE NOTES AND WARRANTS ISSUED BY US PURSUANT TO THE TERMS OF THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED MAY 15, 2018, BY AND AMONG XPRESSPA GROUP, INC. AND THE INVESTORS NAMED THEREIN, IN AN AMOUNT EQUAL TO OR IN EXCESS OF 20% OF OUR COMMON STOCK OUTSTANDING BEFORE THE ISSUANCE OF SUCH CONVERTIBLE NOTES AND WARRANTS (INCLUDING UPON THE OPERATION OF “FULL-RATCHET” ANTI-DILUTION PROVISIONS CONTAINED IN SUCH CONVERTIBLE NOTES AND WARRANTS).
(Notice Item 3)
Background and Description of Proposal
Financing Transaction
On May 15, 2018, we entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”), pursuant to which we agreed to sell (the “Offering”) up to (i) an aggregate principal amount of  $4,438,000 in 5% Secured Convertible Notes due 2019 (the “Notes”), which includes $88,000 of Notes issued to Palladium Capital Advisors as Placement Agent, convertible into shares of our common stock at a conversion price of  $0.62 per share, (ii) Class A Warrants to purchase 7,157,259 shares of our common stock at an exercise price of  $0.62 per share (the “Class A Warrants”) and (iii) Class B Warrants to purchase 3,578,630 shares of our common stock at an exercise price of  $0.62 per share (the “Class B Warrants,” and together with the Class A Warrants, the “Warrants”).
In connection with the Offering, we agreed to seek approval of our stockholders of an adjustment to the conversion price of the Notes and the exercise price of the Warrants, as the case may be, below the then applicable conversion price or exercise price, as the case may be, with the recommendation of our Board of Directors that such proposal be approved. In addition, we agreed to seek approval of our stockholders to issue shares of our common stock at a price below the then applicable price floor with respect to the Notes or Warrants, as the case may be (as further discussed below).
Reasons for the Common Stock Financing
As of March 31, 2018, our cash balance was approximately $3.8 million. In May 2018, our Board of Directors determined that it was necessary to raise additional funds to support our continuing operations and to provide working capital for general corporate purposes.
We believe that the Offering, which yielded gross proceeds of approximately $4.4 million, was necessary in light of the Company’s cash balance and funding requirements at the time. We also believe that the anti-dilution protections contained in the Notes and Warrants were reasonable in light of market conditions and the size and type of the Offering, and that we would not have been able to complete the sale of the Notes and Warrants unless such anti-dilution provisions were offered. In addition, at the time of the Offering, our Board of Directors considered numerous other alternatives to the transaction, none of which proved to be feasible or, in the opinion of our Board of Directors, would have resulted in aggregate terms equivalent to, or more favorable than, the terms obtained in the Offering.
Securities Purchase Agreement
The Notes and Warrants were issued on May 17, 2018 (the “Closing”) pursuant to the terms of the Purchase Agreement. The Purchase Agreement provides for the sale of the Notes and the Warrants at the Closing for gross proceeds of  $4,350,000.
The Purchase Agreement obligates us to indemnify the Investors and various related parties for certain losses including those resulting from (i) any misrepresentation or breach of any representation or warranty made by us, (ii) any breach of any obligation of ours, and (iii) certain claims by third parties.
The Purchase Agreement contains representations and warranties of us and the Investors which are typical for transactions of this type. In addition, the Purchase Agreement contains customary covenants on our part that are typical for transactions of this type, as well as the following additional covenants: (i) until an Investor holds less than 10% of the Notes originally issued to such Investor, we agreed not to enter into any variable rate transactions; (ii) we agreed to offer to the Investors, until one year after the Closing, the opportunity to participate in any subsequent securities offerings by us; (iii) we agreed to use our commercially reasonable efforts to hold a stockholder meeting within 120 days of the Closing at which we will solicit the stockholders’ affirmative vote for approval of our issuance of certain shares issuable upon conversion of the Notes and the exercise of the Warrants described in the transaction documents in accordance with the applicable law and rules and regulations of Nasdaq, to which this Proposal 3 relates.
Notes
The Notes were not issued with an original issue discount and are not subject to defeasance. The Notes were issued in certificated form and not as global securities.
Ranking
The Notes are our senior secured obligations and are secured by certain of our personal property, pursuant to a security agreement.
Maturity Date
The Notes will mature on November 17, 2019, the date that is eighteen months following their issuance date (the “Maturity Date”), unless earlier converted or redeemed.
Interest
Interest on the Notes will accrue at 5% per annum on the principal amount of the Notes. Interest on the Notes is payable in arrears beginning September 17, 2018 and is payable on each monthly anniversary thereafter, including at maturity when all amounts outstanding under the Notes become due and payable (each a “Payment Date”). We may elect to pay interest in cash, shares of our common stock or a combination thereof  (the amount to be paid in shares of Common Stock, the “Interest Share Amount”). The Interest Share Amount will be determined by dividing the amount of interest on the subject Payment Date by the then applicable conversion price.
If a holder elects to convert or redeem all or any portion of a Note prior to the Maturity Date, all accrued and unpaid interest on the amount being converted or redeemed will also be payable. If we elect to redeem all or any portion of a Note prior to the Maturity Date, all accrued and unpaid interest on the amount being redeemed will also be payable.
Conversion
All amounts due under the Notes are convertible at any time, in whole or in part, at the option of the holders into shares of our common stock at a conversion price which is subject to adjustment as described below. If a holder elects to convert all or any portion of a Note prior to the Maturity Date, all accrued and unpaid interest on the principal amount being converted will also be converted at the conversion price.
The Notes are initially convertible into shares of our common stock at the conversion price at $0.62 per share of common stock. The conversion price is subject to adjustment for stock splits, combinations or similar events. If we fail to timely deliver common stock upon conversion of the Notes, we have agreed to pay certain liquidated damages to the converting holder.
In addition, except in the case of issuances of certain excluded securities, the Notes are subject to “full- ratchet” anti-dilution protection in the event we issue additional common stock, options or common stock equivalents at a price per share less than the conversion price in effect. If we issue common stock, options or common stock equivalents at a price less than the conversion price of the Notes, subject to certain customary exceptions, the conversion price of the Notes will be reduced to that lower price; provided, however, that the conversion price of the Notes shall not be adjusted to be less than twenty percent (20%) of the conversion price on the original issuance date (subject to appropriate adjustments for stock splits, stock dividends, recapitalizations, reclassifications, combinations or other similar transactions) (the “Conversion Price Floor”); provided, further, however, that the conversion price can be reduced below the Conversion Price Floor if we are not then subject to Nasdaq Listing Rule 5635(d) or if approved by Nasdaq. Therefore, the “full-ratchet” anti-dilution provision in the Notes may result in the downward adjustment of the conversion price of the Notes. This anti-dilution provision of the Notes will not be effective until stockholder approval is obtained. If we obtain stockholder approval of this Proposal 3, the conversion price of the Notes may be adjusted upon a dilutive issuance.
Payment of Principal and Interest
We have agreed to make amortization payments with respect to the principal amount of each Note commencing on the fourth monthly anniversary of the original issuance date and on the same day of each month thereafter until the principal amount has been repaid in full, whether by the payment of cash or by the conversion of such principal amount into common stock pursuant to the terms thereof. On each such repayment date, we agreed to make payments to the Note holder in an amount equal to 6.67% of the initial principal amount (the “Monthly Principal Amount”). Amounts of conversions of principal amount and amounts paid pursuant to the prepayment and redemption provisions of the Note shall be applied first against outstanding fees and damages, then against outstanding already payable accrued interest and then to principal amounts of not yet due Monthly Principal Amounts commencing with the last Monthly Principal Amount next payable and thereafter to Monthly Principal Amounts in reverse chronological order. Any principal amount, interest and any other sum arising under the Note and the related transaction documents that remains outstanding on the Maturity Date shall be due and payable on the Maturity Date.
We may elect to pay the Monthly Principal Amount with shares of common stock or a combination of cash and shares of common stock (the amount to be paid in shares of common stock, the “Principal Share Amount”) subject to the following conditions. The Principal Share Amount will be determined by dividing (i) the monthly principal amount by (ii) ninety percent (90%) of the VWAP of the common stock for the five (5) trading days commencing eight (8) days prior to the relevant repayment date and ending on the fourth (4th) trading day preceding such repayment date; provided, however, that notwithstanding the foregoing, the result of such calculation shall not be less than the Conversion Price Floor; provided, further, however, that the result of such calculation can be reduced below the Conversion Price Floor if we are not then subject to Nasdaq Listing Rule 5635(d) or if approved by Nasdaq.
Prepayment
In connection with closing of an offering of our common stock, preferred stock, other equity or debt, in one or more tranches upon which we receive gross cash proceeds of  $10 million or more (a “Subsequent Financing”), we must offer to the holders of the Notes the right to receive such holder’s pro rata portion of the net proceeds of such Subsequent Financing to be applied in satisfaction of up to 100% of such holder’s principal amount and accrued but unpaid interest designated by such holder. Commencing on September 17, 2018, we will have the option of prepaying the outstanding principal amount of the Notes, in whole or in part, by paying to each holder a sum of money in cash equal to 115% of the principal amount to be redeemed, together with accrued but unpaid interest thereon, if any, and any and all other sums due, accrued or payable.
Event of Default
If any event of default or a fundamental transaction or a change of control transaction occurs, the outstanding principal amount of the Notes, liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at the Note holder’s election, immediately due and payable in cash at the sum of  (a) the greater of  (i) the outstanding principal amount of the Note divided by the conversion price on the date the Mandatory Default Amount (as defined below) is either (A) demanded (if demand or notice is required to create an event of default) or otherwise due or (B) paid in full, whichever has a lower conversion price, multiplied by the VWAP on the date the Mandatory Default Amount is either (x) demanded (if demand or notice is required to create an event of default) or otherwise due or (y) paid in full, whichever has a higher VWAP, or (ii) 120% of the outstanding principal amount of the Note and (b) all other amounts, costs, expenses and liquidated damages due in respect of the Note (the “Mandatory Default Amount”). Commencing on the Maturity Date and also five (5) days after the occurrence of any event of default interest on the Note shall accrue at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law.

Fundamental Transactions
The Notes prohibit us from entering into specified transactions involving a change of control, unless the successor entity assumes in writing all of our obligations under the Notes under a written agreement.
In the event of transactions involving a change of control, the holder of a Note will have the right to receive, for each conversion share that would have been issuable upon such conversion immediately prior to the occurrence of such fundamental transaction, the number of shares of common stock of the successor or acquiring corporation or of us, if we are the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such fundamental transaction by a holder of the number of shares of common stock for which the Note is convertible immediately prior to such fundamental transaction.
Limitations on Conversion and Issuance
A Note may not be converted and shares of common stock may not be issued under the Notes if, after giving effect to the conversion or issuance, the holder together with its affiliates would beneficially own in excess of 9.99% of our outstanding shares of common stock (the “Note Blocker”). The Note Blocker may be raised or lowered to any other percentage not in excess of 9.99% at the option of the selling security holder, except that any raise will only be effective upon 61-days’ prior notice to us.
In addition, prior to obtaining stockholder approval, we may not issue, upon conversion of the Notes, a number of shares of common stock which, when aggregated with any shares of common stock issued in connection with any conversion of Notes, would exceed 5,300,260 shares of common stock (the “Conversion Cap”). The Notes sold in the Offering, including shares of common stock that have previously been converted into common stock, are currently convertible into an aggregate of approximately 7,157,259 shares of common stock. The Conversion Cap shall be allocated among the holders of the Notes pro rata.
Warrants
On the Closing Date, we issued (i) Class A Warrants to purchase 7,157,259 shares of our common stock at an exercise price of  $0.62 per share and (ii) Class B Warrants to purchase 3,578,630 shares of our common Stock at an exercise price of  $0.62 per share. The Class A Warrants are exercisable beginning six months from the date of issuance and have a term of five years. The Class B Warrants are exercisable beginning six months from the date of issuance and have a term of six months. We can require that the holders of the Class B Warrants exercise their Warrants if at any time after the issuance date the volume weighted average price of our common stock equals or exceeds $1.24 (subject to appropriate adjustments for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, reverse stock splits or other similar transactions after the issuance date) for not less than ten consecutive trading days (the “Mandatory Exercise Measuring Period”); (ii) the daily average dollar value of our common stock traded during the Mandatory Exercise Measuring Period equals or exceeds $100,000 (subject to appropriate adjustments for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, reverse stock splits or other similar transactions after the issuance date); and (iii) no Equity Conditions Failure (as defined in the Class B Warrant) has occurred (unless the holder has waived such Equity Conditions Failure) as of such date. The Class A Warrants and Class B Warrants each have an exercise price of  $0.62 per share.
The Warrants may be exercised for cash, provided that, if there is no effective registration statement available registering the exercise of the Warrants, the Warrants may be exercised on a cashless basis. The exercise price of the Warrants is subject to adjustment for stock splits, combinations or similar events. Similar to the Notes, the Warrants require “buy-in” payments to be made by us for failure to deliver the shares of common stock issuable upon exercise.
In addition, except in the case of issuances of certain excluded securities, the Warrants are subject to “full-ratchet” anti-dilution protection in the event we issue additional common stock, options or common stock equivalents at a price per share less than the exercise price in effect. If we issue common stock, options or common stock equivalents at a price less than the exercise price of the Warrants, subject to certain customary exceptions, the exercise price of the Warrants will be reduced to that lower price and the number of shares issuable pursuant to the Warrants will be increased such that the exercise price payable pursuant to the Warrants, after taking into account the decrease in the exercise price, shall be equal to the aggregate exercise price prior to such adjustment; provided, however, that the exercise price of the Warrants shall not be adjusted to be less than twenty percent (20%) of the exercise price on the original issuance date (subject to appropriate adjustments for stock splits, stock dividends, recapitalizations, reclassifications, combinations or other similar transactions) (the “Exercise Price Floor”); provided, further, however, that the exercise price can be reduced below the Exercise Price Floor if we are not then subject to Nasdaq Listing Rule 5635(d) or if approved by Nasdaq. Therefore, the “full-ratchet” anti-dilution provision in the Warrants may result in the downward adjustment of the exercise price of the Warrants and result in a greater number of shares being issued pursuant to the Warrants. This anti-dilution provision of the Warrants will not be effective until stockholder approval is obtained. If we obtain stockholder approval of this Proposal 3, the exercise price of the Warrants and the number of shares to be issued upon exercise of the Warrants may be adjusted upon a dilutive issuance.
Effect of Issuance of Securities
The potential issuance of  (x) the aggregate of 17,893,148 shares of our common stock underlying (i) the Notes (an aggregate of 7,157,259 shares of common stock), and (ii) the Warrants (10,735,889 shares of common stock) and (y) the potential additional shares of common stock issuable as (i) payment of principal or interest on the Notes, (ii) pursuant to the anti-dilution terms of the Notes and the Warrants or (iii) at a price below the applicable price floor, in each case, that are the subject of this Proposal 3, would result in an increase in the number of shares of common stock outstanding, and our stockholders will incur dilution of their percentage ownership to the extent that the investors convert their Notes or exercise their Warrants, or additional shares of common stock are issued as payment of principal or interest on the Notes, pursuant to the anti-dilution terms of the Notes or the Warrants, or at a price below the applicable price floor. Because of potential adjustments to the number of shares of common stock issuable upon conversion of the Notes and exercise of the Warrants to be issued in connection with the Offering, the exact magnitude of the dilutive effect of the Notes and Warrants cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.
Proposal to Approve Financing Transaction
Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving (i) the sale, issuance or potential issuance by us of our common stock (or securities convertible into or exercisable for our common stock) at a price less than the greater of book or market value which equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or (ii) the sale, issuance or potential issuance by us of our common stock (or securities convertible into or exercisable for our common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. In the case of the Offering, the 20% threshold is determined based on the shares of our common stock outstanding immediately preceding the Offering, which we signed on May 15, 2018. Warrants to purchase common stock may be excluded from the calculation if they have a per share exercise price equal to or greater than the consolidated closing bid price immediately preceding execution of the binding agreements, and if they are not exercisable for at least six months. In the Offering, the initial exercise price of the Warrants (in this case, $0.62) was equal to or greater than the book or market value of our common stock on the relevant date, and the warrants are not exercisable for at least six months after issuance. Consequently, the Warrants are excluded from the 20% calculation under Nasdaq Listing Rule 5635(d). However, we are seeking stockholder approval under Nasdaq Rule 5635(d) of the “full-ratchet” anti-dilution feature of the Warrants since such provision may reduce the $0.62 per share exercise price of the Warrants and result in the issuance of shares at less than the greater of market price or book value per share. Without the “full-ratchet” anti-dilution feature, the Warrants meet the criteria of Nasdaq Listing Rule 5635(d) such that the terms of the Warrants did not require stockholder approval.
Because the issuance of shares of our common stock underlying the Notes may trigger our obligation to obtain stockholder approval under Nasdaq Listing Rule 5635(d), the Note holders agreed that the total shares of our common stock that may be issued under the Notes is limited to 19.99% of the total number of shares of our common stock outstanding immediately preceding the Offering, until we obtain stockholder approval of the Offering or a waiver of Nasdaq Listing Rule 5635(d). We are permitted to issue up to 5,300,260 shares of our common stock to the Note holders without obtaining stockholder approval under Nasdaq Listing Rule 5635(d).
We generally have no control over whether the Note holders convert their Notes or whether the Warrant holders exercise their Warrants (other than pursuant to the mandatory exercise feature of the Class B Warrants). Further, we cannot predict the market price of our common stock at any future date, and therefore cannot predict the applicable prices at which the Notes may be converted. For these reasons, we are unable to accurately forecast or predict with any certainty the total amount of shares that may be issued under the Notes or Warrants. Under certain circumstances, however, it is possible, that we may have to issue more than 20% of our outstanding shares of common stock to the Note and Warrant holders under the terms of the Offering. Therefore, we are seeking stockholder approval under this proposal to issue more than 20% of our outstanding shares of common stock, if necessary, to the Note and Warrant holders under the terms of the Offering.
Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our common stock outstanding, and, as a result, our current stockholders will own a smaller percentage of our outstanding shares of common stock.
Future issuances of securities in connection with the Offering, if any, may cause a significant reduction in the percentage interests of our current stockholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Further, the issuance or resale of common stock issued to the Note and Warrant holders could cause the market price of our common stock to decline. In addition to the foregoing, the increase in the number of issued shares of common stock in connection with the Offering may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.
Under the Nasdaq Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of us, as defined by Nasdaq Listing Rule 5635(b), without seeking and obtaining separate stockholder approval. We are not required to obtain stockholder approval for the Financing Transaction under Nasdaq Listing Rule 5635(b) because the Note and Warrant holders have agreed that, for so long as they hold any shares of our common stock, neither they nor any of their affiliates will acquire shares of our common stock which result in them and their affiliates, collectively, beneficially owning or controlling more than 9.99% of the total outstanding shares of our common stock.
Consequences of Not Approving this Proposal
After extensive efforts to raise capital on more favorable terms, we believed that the Offering was the only viable financing alternative available to us at the time. If our stockholders do not approve this proposal, we will not be able to issue more than 20% of our outstanding shares of common stock to the Note and Warrant holders in connection with the Offering. As a result, we may be unable to make some of the amortization payments due under the Notes in shares of our common stock or issue sufficient shares upon exercise of the Warrants which will, in lieu of those shares, require that we pay substantial cash amounts to the Note and Warrant holders. We do not anticipate having sufficient funds to make any substantial cash payments to the Note holders.
The Purchase Agreement, the form of Note and the forms of Warrants were filed with the Securities and Exchange Commission in connection with our Quarterly Report on Form 10-Q filed on May 15, 2018.
Vote Required and Board of Directors’ Recommendation
Nasdaq Listing Rule 5635(d) generally requires us to obtain stockholder approval prior to issuing more than 20% of our outstanding shares of common stock under the Offering. The approval of Proposal 3 requires the affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the annual meeting. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ISSUANCE OF SHARES OF OUR COMMON STOCK UNDERLYING THE CONVERTIBLE NOTES AND WARRANTS, IN AN AMOUNT EQUAL TO OR IN EXCESS OF 20% OF OUR COMMON STOCK OUTSTANDING BEFORE THE ISSUANCE OF SUCH CONVERTIBLE NOTES AND WARRANTS, IN SATISFACTION OF THE NASDAQ LISTING RULE 5635(d), INCLUDING THE APPROVAL OF THE ANTI-DILUTION PROTECTIONS CONTAINED IN SUCH CONVERTIBLE NOTES AND WARRANTS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 4: REVERSE STOCK SPLIT
(Notice Item 4)
General
At our 2018 annual meeting of stockholders, holders of our common stock are being asked to approve the proposal that our Amended and Restated Certificate of Incorporation be amended to effect a reverse stock split of the issued and outstanding shares of common stock (such split to combine a number of outstanding shares of our common stock between 5-for-1 and 25-for-1, such number consisting of only whole shares, into one (1) share of common stock). The full text of the proposed amendment to our Amended and Restated Certificate of Incorporation is attached to this proxy statement as Appendix A. If approved by the stockholders, the reverse stock split would become effective at a time, and at a ratio, to be designated by the Board of Directors. The Board of Directors may effect only one reverse stock split as a result of this authorization. The Board of Directors’ decision as to whether and when to effect the reverse stock split will be based on a number of factors, including market conditions, existing and expected trading prices for our common stock and the continued listing requirements of The Nasdaq Capital Market. Even if the stockholders approve the reverse stock split, we reserve the right not to effect the reverse stock split if the Board of Directors does not deem it to be in the best interests of us and our stockholders to effect the reverse stock split. The reverse stock split, if authorized pursuant to this resolution and if deemed by the Board of Directors to be in the best interests of us and our stockholders, will be effected, if at all, at a time that is not later than March 11, 2019.
The proposed amendment to our Amended and Restated Certificate of Incorporation to effect the reverse stock split, as more fully described below, will effect the reverse stock split but will not change the number of authorized shares of common stock or preferred stock, or the par value of common stock or preferred stock. As of the date of this proxy statement, we do not have any current arrangements or understandings relating to the issuance of any additional shares of common stock following the reverse stock split.
Purpose
On July 26, 2018, the Board of Directors approved the proposal authorizing the reverse stock split for the following reasons:
•
the Board of Directors believes that effecting the reverse stock split may be an effective means of regaining compliance with the bid price requirement for continued listing of our common stock on The Nasdaq Capital Market; and

•
the Board of Directors believes that a higher stock price may help generate investor interest in us, including interest among institutional investors.

If the reverse stock split successfully increases the per share price of our common stock and facilitates the continued listing of our common stock on The Nasdaq Capital Market, as to which no assurance can be given, the Board of Directors believes this increase may facilitate future financings, enhance our ability to transact with our securities and increase the appetite of third parties with whom we may be negotiating for purposes of evaluating potential strategic alternatives.
Nasdaq Requirements for Continued Listing
Our common stock is listed on The Nasdaq Capital Market under the symbol “XSPA.” One of the requirements for continued listing on The Nasdaq Capital Market is maintenance of a minimum closing bid price of  $1.00. On July 25, 2018, the closing market price per share of our common stock was $0.27, as reported by the Nasdaq Capital Market, and the price has been below $1.00 for more than 30 consecutive trading days.
On March 16, 2018, we received a letter from Nasdaq indicating that for the last 30 consecutive business days, the bid price of our common shares closed below the minimum $1.00 per share requirement pursuant to Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we have a grace period of 180 calendar days, or until

September 12, 2018, to regain compliance with the minimum bid price requirement. In accordance with Nasdaq Listing Rule 5810(c)(3)(A)(ii), we expect to be granted an additional 180 day period, or until March 11, 2019, to regain compliance with the minimum $1.00 bid price per share requirement for continued listing on The Nasdaq Capital Market.
Our plan to regain compliance with the Nasdaq Listing Rules includes effecting the reverse stock split for which we are seeking stockholder approval in this Proposal 4. We cannot assure you that our share price will comply with the requirements for continued listing of our common shares on the Nasdaq Capital Market in the future or that we will comply with the other continued listing requirements. If our common shares lose their status on the Nasdaq Capital Market, our common shares would likely trade in the over-the-counter market.
If our shares were to trade on the over-the-counter market, selling our common shares could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed. In addition, in the event our common stock is delisted, broker-dealers have certain regulatory burdens imposed upon them, which may discourage broker-dealers from effecting transactions in our common stock, further limiting the liquidity of our common stock. These factors could result in lower prices and larger spreads in the bid and ask prices for our common stock.
Such delisting from The Nasdaq Capital Market and continued or further declines in our share price could also greatly impair our ability to raise additional necessary capital through equity or debt financing, and could significantly increase the ownership dilution to stockholders caused by our issuing equity in financing or other transactions.
In light of the factors mentioned above, our Board of Directors approved the reverse stock split as a potential means of increasing the share price of our common stock to above $1.00 per share and of maintaining the share price of our common stock above $1.00 per share in compliance with Nasdaq requirements.
Potential Increased Investor Interest
In approving the proposal authorizing the reverse stock split, the Board of Directors considered that our common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks.
There are risks associated with the reverse stock split, including that the reverse stock split may not result in a sustained increase in the per share price of our common stock.
We cannot predict whether the reverse stock split will increase the market price for our common stock on a sustained basis. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:
•
the market price per share of our common stock after the reverse stock split will rise in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split;

•
the reverse stock split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

•
our ability to conduct future financings will be enhanced; and

•
the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq, or that we will otherwise meet the requirements of Nasdaq for continued inclusion for trading on the Nasdaq Capital Market.

The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.
Principal Effects of the Reverse Stock Split
If the stockholders approve the proposal to authorize the Board of Directors to implement the reverse stock split and the Board of Directors implements the reverse stock split, we will amend the existing provision of Article Fourth of our Amended and Restated Certificate of Incorporation by adding the following paragraphs:
“(3) Reverse Stock Split. Effective at 5:00 p.m. (Eastern time), on the date of filing of this Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Corporation’s Common Stock issued and outstanding prior to the Effective Time and the shares of Common Stock issued and held in treasury of the Corporation immediately prior to the Effective Time shall automatically be reclassified into a smaller number of shares such that each () shares of the Corporation’s issued and outstanding Common Stock immediately prior to the Effective Time are reclassified into one validly issued, fully paid and nonassessable share of Common Stock, without any further action by the Corporation or the holder thereof. No fractional shares of Corporation common stock will be issued as a result of the reverse stock split. Instead, stockholders of record who otherwise would be entitled to receive fractional shares, will be entitled to rounding up of their fractional share to the nearest whole share.
(4) Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (as well as the right to receive a whole share in lieu of a fractional share of Common Stock), provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (including the right to receive a whole share in lieu of a fractional share of Common Stock).”
The reverse stock split will be effected simultaneously for all issued and outstanding shares of common stock and the exchange ratio will be the same for all issued and outstanding shares of common stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share that would be rounded up to the next highest whole share. Common stock issued pursuant to the reverse stock split will remain fully paid and nonassessable. The reverse stock split will not affect the Company continuing to be subject to the periodic reporting requirements of the Exchange Act. Following the reverse stock split, our common stock will continue to be listed on the Nasdaq Capital Market, under the symbol “XSPA,” although it would receive a new CUSIP number.
By approving this amendment, stockholders will approve the combination of any whole number of shares of common stock between and including 5 and 25 into one (1) share. The certificate of amendment to be filed with the Secretary of State of the State of Delaware will include only that number determined by the Board of Directors to be in the best interests of the Company and its stockholders. The Board of Directors will not implement any amendment providing for a different split ratio.
Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates
If the certificate of amendment is approved by our stockholders, and if at such time the Board of Directors Still believes that a reverse stock split is in the best interests of the Company and its stockholders, the Board of Directors will determine the ratio of the reverse stock split to be implemented. We will file the certificate of amendment with the Secretary of State of the State of Delaware at such time as the Board of

Directors has determined the appropriate effective time for the reverse stock split. The Board of Directors may delay effecting the reverse stock split, if at all, until a time that is not later than March 11, 2019, without re-soliciting stockholder approval. The reverse stock split will become effective on the date of filing of the certificate of amendment with the Secretary of State of the State of Delaware. Beginning on the effective date of the split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.
Book-Entry Shares
If the reverse stock split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the reverse stock split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from our transfer agent that indicates the number of post-reverse stock split shares of our common stock owned in book-entry form.
Certificated Shares
As soon as practicable after the effective date of the split, stockholders will be notified that the reverse stock split has been effected. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us or our exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.
Fractional Shares
No fractional shares will be issued in connection with the reverse stock split. Stockholders of record on the effective date of the split who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be exchanged, will in lieu of a fractional share, be entitled upon surrender to the exchange agent of certificates representing such pre-split shares, to receive one whole share of common stock by virtue of rounding up such fractional share to the next highest whole share. The ownership of such a whole share will give the holder thereof the same voting, dividend, and other rights as are held by other holders of common stock.
Stockholders should be aware that receipt of a whole share of common stock resulting from the rounding up of a fractional share interest to the next highest whole share may have tax consequences. Each holder should seek advice based on the holder’s particular circumstances from an independent tax advisor.
Accounting Matters
The reverse stock split will not affect the common stock capital account on our balance sheet. However, because the par value of our common stock will remain unchanged on the effective date of the split, the components that make up the common stock capital account will change by offsetting amounts. Depending on the size of the reverse stock split the Board of Directors decides to implement, the stated capital component will be reduced to an amount between $10,654 and $53,269 of its present amount, and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be increased because there will be fewer shares of common stock outstanding. Prior periods’ per share amounts will be restated to reflect the reverse stock split.

Effect on Par Value
The proposed amendment to our Amended and Restated Certificate of Incorporation will not affect the par value of our common stock, which will remain at $0.01 per share.
No Going Private Transaction
Notwithstanding the decrease in the number of outstanding shares following the proposed reverse stock split, our Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
Potential Anti-Takeover Effect
Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders. Other than the reverse stock split proposal, the Board of Directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.
No Dissenters’ Rights
Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ rights with respect to the reverse stock split, and we will not independently provide stockholders with any such right.
Material United States Federal Income Tax Consequences of the Reverse Stock Split
The following is not intended as tax or legal advice. Each holder should seek advice based on his, her or its particular circumstances from an independent tax advisor.
The following discussion describes the anticipated material United States federal income tax consequences to “U.S. holders” (as defined below) of our capital stock relating to the reverse stock split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, judicial authorities, published positions of the Internal Revenue Service (“IRS”), and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). We have not obtained a ruling from the IRS or an opinion of legal or tax counsel with respect to the tax consequences of the reverse stock split and there can be no assurance the IRS will not challenge the statements set forth below or that a court would not sustain any such challenge. The following discussion is for information purposes only and is not intended as tax or legal advice.
For purposes of this discussion, the term “U.S. holder” means a beneficial owner of our capital stock that is for United States federal income tax purposes:
(i)
an individual citizen or resident of the United States;

(ii)
a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized under the laws of the United States, any state or the District of Columbia;

(iii)
an estate with income subject to United States federal income tax regardless of its source; or

(iv)
a trust that (a) is subject to primary supervision by a United States court and for which United States persons control all substantial decisions or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

This discussion assumes that a U.S. holder holds our capital stock as a capital asset within the meaning of Code Section 1221. This discussion does not address all of the tax consequences that may be relevant to a particular stockholder or to stockholders that are subject to special treatment under United States federal income tax laws including, but not limited to, financial institutions, tax-exempt organizations, insurance companies, regulated investment companies, persons that are broker-dealers, traders in securities who elect the mark-to-market method of accounting for their securities, or stockholders holding their shares of our capital stock as part of a “straddle,” “hedge,” “conversion transaction” or other integrated transaction. In addition, this discussion does not address other United States federal taxes (such as gift or estate taxes or alternative minimum taxes), the tax consequences of the reverse stock split under state, local or foreign tax laws or certain tax reporting requirements that may be applicable with respect to the reverse stock split.
If a partnership (or other entity treated as a partnership for United States federal income tax purposes) is a stockholder, the tax treatment of a partner in the partnership or any equity owner of such other entity will generally depend upon the status of the person and the activities of the partnership or other entity treated as a partnership for United States federal income tax purposes.
Tax Consequences of the Reverse Stock Split Generally
We believe that the reverse stock split should qualify as a “recapitalization” under Section 368(a)(1)(E) of the Code. Accordingly:
•
A U.S. holder will not recognize any gain or loss as a result of the reverse stock split.

•
A U.S. holder’s aggregate tax basis in his, her or its post-reverse stock split shares will be equal to the aggregate tax basis in the pre-reverse stock split shares exchanged therefor.

•
A U.S. holder’s holding period for the post-reverse stock split shares will include the period during which such stockholder held the pre-reverse stock split shares surrendered in the reverse stock split.

Treasury Regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the reverse stock split. Holders of shares of our common stock who acquired their shares on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares among their post-reverse stock split shares.
Interests of Directors and Executive Officers
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock.
Reservation of Right to Abandon Reverse Stock Split
We reserve the right to not file the Certificate of Amendment and to abandon any reverse stock split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect these amendments is approved by our stockholders at the annual meeting. By voting in favor of a reverse stock split, you are expressly also authorizing the Board of Directors to delay, not proceed with, and abandon, these proposed amendments if it should so decide, in its sole discretion, that such action is in the best interests of our stockholders.
Vote Required and Board of Directors’ Recommendation
The affirmative vote of the holders of a majority of the outstanding shares of our common stock and Series D Preferred Stock voting on an as-converted basis entitled to vote on the matter either in person or by proxy at the annual meeting is required to approve the amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have the same effect as a vote against such proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO AUTHORIZE THE BOARD OF DIRECTORS IN ITS DISCRETION TO AMEND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF OUR COMMON STOCK (SUCH SPLIT TO COMBINE A NUMBER OF OUTSTANDING SHARES OF OUR COMMON STOCK BETWEEN 5 AND 25, SUCH NUMBER CONSISTING OF ONLY WHOLE SHARES, INTO ONE (1) SHARE OF OUR COMMON STOCK), AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 5: ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION
AS DISCLOSED IN THIS PROXY STATEMENT
(Notice Item 5)
We are seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, as amended, on the approval of the compensation of our named executive officers as described in the Compensation Discussion and Analysis, the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation. We have determined to hold an advisory vote to approve the compensation of our named executive officers annually and the next such advisory vote will occur at the 2019 annual meeting of stockholders.
Our compensation philosophy is designed to provide the compensation and incentives needed to motivate and reward fairly those individuals who perform over time at or above the levels that we expect and to attract, as needed, and retain individuals with the skills necessary to achieve our objectives and who are crucial to our long-term success. Our compensation program is also designed to reinforce a sense of ownership and to link compensation to our performance as well as the performance of each of our named executive officers.
We rely on qualified, highly skilled and talented employees who have experience in the retail and health and wellness industries to execute our business plan and strategy. Thus, our compensation program is structured in a manner similar to companies in these industries in order to attract and retain talented employees who may have other opportunities in these industry areas.
Our compensation program consists of these general elements:
•
a fixed portion of compensation, in the form of a base salary, to retain and provide a base level of compensation to our named executive officers; and

•
a long-term performance element in the form of equity, to incentivize our named executive officers to achieve superior corporate performance.

In determining the total amount and mixture of the compensation for each of our named executive officers, the Compensation Committee subjectively considers the overall value to the Company of each named executive officer in light of numerous factors, including, but not limited to, the following:
•
our competitive position;

•
our financial performance and the contribution of each individual to our financial performance;

•
individual performance, including past and expected contribution to our corporate goals and execution of our business plan and strategy; and

•
our long-term needs and operational goals, including attracting and retaining key management personnel.

In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2018 annual meeting:
“RESOLVED, that the compensation paid to the named executive officers of XpresSpa Group, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, the compensation tables and the related material disclosed in the proxy statement, is hereby APPROVED.”
Vote Required and Board of Directors’ Recommendation
The affirmative vote of the holders of a majority of the shares of common stock and Series D Preferred Stock voting on an as-converted basis present and entitled to vote on the matter either in person or by proxy at the annual meeting is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 6: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING,
IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES
IN FAVOR OF PROPOSALS 2 THROUGH 5
(Notice Item 6)
We are asking our stockholders to vote on a proposal to approve the adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 2 through 5.
Vote Required and Board of Directors’ Recommendation
Approval of the adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Proposals 2 through 5 requires the affirmative vote of the holders of a majority of the shares of common stock and Series D Preferred Stock present and entitled to vote either in person or by proxy at the annual meeting. A “broker non-vote” or a failure to submit a proxy or vote at the annual meeting will have no effect on the outcome of the vote for this Proposal 6. For purposes of the vote on this Proposal 6, an abstention will have the same effect as a vote “AGAINST” such proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS 2 THROUGH 5.

PREFERRED STOCKHOLDER PROPOSAL: ELECTION OF DIRECTORS
On July 26, 2018 the Board of Directors nominated Andrew R. Heyer for election by the holders of Series D Preferred Stock at the annual meeting. If he is elected, Mr. Heyer will serve on our Board of Directors until the 2019 annual meeting of stockholders and until his successor has been elected and qualified.
Unless authority to vote for Mr. Heyer is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Andrew R. Heyer. In the event that Mr. Heyer becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in Mr. Heyer’s place. We have no reason to believe that Mr. Heyer will be unable or unwilling to serve as a director.
Vote Required and Board of Directors’ Recommendation
A plurality of the shares voted for each nominee at the annual meeting is required to elect each nominee as a director.
THE BOARD OF DIRECTORS DOES NOT MAKE A RECOMMENDATION IN FAVOR OF OR AGAINST THE ELECTION OF ANDREW R. HEYER AS DIRECTOR.

CODE OF CONDUCT AND ETHICS
We have adopted a code of conduct and ethics that applies to all of our employees, including our CEO and chief financial and accounting officers. The text of the code of conduct and ethics is posted on the “Investors — Corporate Governance” section of our website at www.xpresspagroup.com, and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 780 Third Avenue, 12th Floor, New York, New York 10017. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of Nasdaq Stock Market.
OTHER MATTERS
The Board of Directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
To be considered for inclusion in the proxy statement relating to our 2019 annual meeting of stockholders, we must receive stockholder proposals (other than for director nominations) no later than April 3, 2019, which is 120 days prior to the date that is one year from this year’s mailing date. To be considered for presentation at the 2019 annual meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than May 18, 2018, which is 75 days prior to the date that is one year from this year’s mailing date and no later than June 17, 2018, which is 45 days prior to the date that is one year from this year’s mailing date. Proposals that are not received in a timely manner will not be voted on at the 2019 annual meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Tracy Oats at Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New Jersey 11717.
New York, New York
August 6, 2018

APPENDIX A
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYNOTE: The proxies are authorized to vote on all such matters as may properly come before the meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.E49630-P12348Nominees:01) Edward Jankowski02) Donald E. Stout03) Salvatore Giardina04) Bruce T. Bernstein05) Richard K. Abbe2. To ratify the appointment of CohnReznick LLP as XpresSpa Group, Inc.'s independent registered public accounting firm for the fiscal year endingDecember 31, 2018.3. To authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of XpresSpa Group, Inc. common stock underlyingconvertible notes and warrants issued by XpresSpa Group, Inc. pursuant to the terms of that certain Securities Purchase Agreement, dated May 15, 2018,by and among XpresSpa Group, Inc. and the investors named therein, in an amount equal to or in excess of 20 of XpresSpa Group, Inc.'s commonstock outstanding before the issuance of such convertible notes and warrants (including upon the operation of  "full-ratchet" anti-dilution provisionscontained in such convertible notes and warrants).4. To approve an amendment to the XpresSpa Group, Inc. Amended and Restated Certificate of Incorporation to effect a reverse stock split ofXpresSpa Group, Inc.'s issued and outstanding shares of common stock, at a ratio of between 5-for-1 and 25-for-1.5. To approve, by an advisory vote, the compensation of XpresSpa Group, Inc.'s named executive officers, as disclosed in the proxy statement.6. To approve the adjournment of the XpresSpa Group, Inc. annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes infavor of XpresSpa Group, Inc.'s Proposal Nos. 2 through 5.1. Election of DirectorsForAllWithholdAllFor AllExceptFor Against AbstainTo withhold authority to vote for any individualnominee(s), mark "For All Except" and write theThe Board of Directors recommends you vote FOR the number(s) of the nominee(s) on the line below.following proposals:XPRESSPA GROUP, INC.780 THIRD AVENUE12TH FLOORNEW YORK, NY 10017XPRESSPA GROUP, INC. – BALLOT FOR HOLDERS OFCOMMON STOCKVOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic deliveryof information up until 11:59 p.m. Eastern Time the day before the cut-off dateor meeting date. Have your proxy card in hand when you access the web siteand follow the instructions to obtain your records and to create an electronicvoting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxymaterials, you can consent to receiving all future proxy statements, proxycards and annual reports electronically via e-mail or the Internet. To sign upfor electronic delivery, please follow the instructions above to vote using theInternet and, when prompted, indicate that you agree to receive or access proxymaterials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Haveyour proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and 2017 Annual Report are available at www.proxyvote.com.E49631-P12348XPRESSPA GROUP, INC.Annual Meeting of StockholdersSeptember 18, 2018, 11:00 AM, ESTTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF XPRESSPA GROUP, INC.The undersigned stockholder of XpresSpa Group, Inc., a Delaware corporation (the "Company"), hereby appointsEdward Jankowski and Janine Canale, and each of them, with power to act without the other and with power of substitution, asproxies and attorneys-in-fact and hereby authorizes them to represent and vote, all of the shares of common stock of the Companywhich the undersigned is entitled to vote, on all matters that may properly come before the Annual Meeting of Stockholders of theCompany to be held on September 18, 2018, at 11:00 a.m., EST, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.,the Chrysler Center, 666 Third Avenue, New York, New York 10017, and at any adjournment or postponement thereof.The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THEUNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED "FOR"PROPOSALS 1, 2, 3, 4, 5 AND 6.Continued and to be signed on reverse side

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYNOTE: The proxies are authorized to vote on all such matters as may properly come before the meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.E49632-P12348Nominees:01) Edward Jankowski02) Donald E. Stout03) Salvatore Giardina04) Bruce T. Bernstein05) Richard K. Abbe2. To authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of XpresSpa Group, Inc. common stock underlyingconvertible notes and warrants issued by XpresSpa Group, Inc. pursuant to the terms of that certain Securities Purchase Agreement, dated May 15, 2018,by and among XpresSpa Group, Inc. and the investors named therein, in an amount equal to or in excess of 20 of XpresSpa Group, Inc.'s commonstock outstanding before the issuance of such convertible notes and warrants (including upon the operation of  "full-ratchet" anti-dilution provisionscontained in such convertible notes and warrants).3. To approve an amendment to the XpresSpa Group, Inc. Amended and Restated Certificate of Incorporation to effect a reverse stock split ofXpresSpa Group, Inc.'s issued and outstanding shares of common stock, at a ratio of between 5-for-1 and 25-for-1.4. To approve, by an advisory vote, the compensation of XpresSpa Group, Inc.'s named executive officers, as disclosed in the proxy statement.5. To approve the adjournment of the XpresSpa Group, Inc. annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes infavor of XpresSpa Group, Inc.'s Proposal Nos. 2 through 5.1. Election of Directors1a. Election of Director: Andrew R. HeyerForAllWithholdAllFor AllExceptFor Against AbstainXPRESSPA GROUP, INC. – BALLOT FOR HOLDERS OFSERIES D PREFERRED STOCKTo withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.The Board of Directors recommends you vote FOR thefollowing 6 directors:The Board of Directors makes NO RECOMMENDATION as to the election of Andrew R. Heyer:The Board of Directors recommends you vote FOR the following proposals:XPRESSPA GROUP, INC.780 THIRD AVENUE12TH FLOORNEW YORK, NY 10017VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic deliveryof information up until 11:59 p.m. Eastern Time the day before the cut-off dateor meeting date. Have your proxy card in hand when you access the web siteand follow the instructions to obtain your records and to create an electronicvoting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxymaterials, you can consent to receiving all future proxy statements, proxycards and annual reports electronically via e-mail or the Internet. To sign upfor electronic delivery, please follow the instructions above to vote using theInternet and, when prompted, indicate that you agree to receive or access proxymaterials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Haveyour proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and 2017 Annual Report are available at www.proxyvote.com.E49633-P12348XPRESSPA GROUP, INC.Annual Meeting of StockholdersSeptember 18, 2018, 11:00 AM, ESTTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF XPRESSPA GROUP, INC.The undersigned stockholder of XpresSpa Group, Inc., a Delaware corporation (the "Company"), hereby appointsEdward Jankowski and Janine Canale, and each of them, with power to act without the other and with power of substitution, asproxies and attorneys-in-fact and hereby authorizes them to represent and vote, all of the shares of common stock of the Companywhich the undersigned is entitled to vote, on all matters that may properly come before the Annual Meeting of Stockholders of theCompany to be held on September 18, 2018, at 11:00 a.m., EST, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.,the Chrysler Center, 666 Third Avenue, New York, New York 10017, and at any adjournment or postponement thereof.The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THEUNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED "FOR"PROPOSALS 1, 2, 3, 4 AND 5.Continued and to be signed on reverse side

APPENDIX B — TEXT OF CERTIFICATE OF AMENDMENT FOR REVERSE STOCK SPLIT
FORM OF CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
XPRESSPA GROUP, INC.
XPRESSPA GROUP, INC., a Delaware corporation (the “Corporation”), does hereby certify that:
FIRST: The name of the Corporation is XPRESSPA GROUP, INC.
SECOND: The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 9, 2006 and the Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 22, 2010, as further amended by the Certificates of Amendment to the Amended and Restated Certificate of Incorporation filed on July 19, 2012, November 24, 2015, November 28, 2016, May 5, 2016 and January 5, 2018, respectively.
THIRD: The Board of Directors of the Corporation (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware (the “DGCL”), adopted resolutions amending the Corporation’s Amended and Restated Certificate of Incorporation as follows:
Article Fourth of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended by amending the following Sections (3), (4) and (5) as follows:
“(3) Reverse Stock Split. Upon the effectiveness of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, the shares of the Corporation’s Common Stock issued and outstanding prior to the Effective Time and the shares of Common Stock issued and held in treasury of the Corporation immediately prior to the Effective Time shall automatically be reclassified into a smaller number of shares such that each [ ] shares of the Corporation’s issued and outstanding Common Stock immediately prior to the Effective Time are reclassified into one (1) validly issued, fully paid and nonassessable share of Common Stock, without any further action by the Corporation or the holder thereof. No fractional shares of Corporation Common Stock will be issued as a result of the reverse stock split. Instead, stockholders of record who otherwise would be entitled to receive fractional shares, will be entitled to rounding up of their fractional share to the nearest whole share.
(4) Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (as well as the right to receive a whole share in lieu of a fractional share of Common Stock), provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (including the right to receive a whole share in lieu of a fractional share of Common Stock).
(5) This Certificate of Amendment shall be effective on [               ], 2018 at [               ], Eastern time (the “Effective Time”).”
FOURTH: Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Sections 222 and 242 of the DGCL.
B-1

IN WITNESS WHEREOF, the Corporation has caused this CERTIFICATE OF AMENDMENT to be signed by Edward Jankowski, its Chief Executive Officer, as of the [               ] day of  [               ], 2018.
XPRESSPA GROUP, INC.
By:
Name: Edward Jankowski
Title: Chief Executive Officer
B-2